AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 6, 1998

                                                SECURITIES ACT FILE NO. 33-49873
                                       INVESTMENT COMPANY ACT FILE NO. 811-4375
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                          PRE-EFFECTIVE AMENDMENT NO.                   [ ]

                        POST-EFFECTIVE AMENDMENT NO. 6                  [X]


                                     AND/OR
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                               AMENDMENT NO. 168                        [X]


                       (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------
                  MERRILL LYNCH MARYLAND MUNICIPAL BOND FUND
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                ---------------
                             800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                                (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                ---------------
                                 ARTHUR ZEIKEL
                MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
                                MAILING ADDRESS:
                P.O. BOX 9081, PRINCETON, NEW JERSEY 08543-9081
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------
                                   COPIES TO:


        COUNSEL FOR THE TRUST:                        MICHAEL J. HENNEWINKEL
           BROWN & WOOD LLP                       MERRILL LYNCH ASSET MANAGEMENT
        ONE WORLD TRADE CENTER                          P.O. BOX 9011
      NEW YORK, NEW YORK 10048-0557             PRINCETON, NEW JERSEY 08543-9011
  ATTENTION: THOMAS R. SMITH JR., ESQ.
        BRIAN M. KAPLOWITZ, ESQ.



                                ---------------
 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
               [X] immediately upon filing pursuant to paragraph (b)
               [ ] on (date) pursuant to paragraph (b)
               [ ] 60 days after filing pursuant to paragraph (a)(1)
               [ ] on (date) pursuant to paragraph (a)(1)
               [ ] 75 days after filing pursuant to paragraph (a)(2)
               [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
               [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest, par value $.10 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS

NOVEMBER 6, 1998



                   MERRILL LYNCH MARYLAND MUNICIPAL BOND FUND

              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800
                               ----------------
     Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is a mutual fund that seeks to provide shareholders with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management. The Fund invests primarily in a non-diversified portfolio of long-term, investment grade obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt from Federal and Maryland income taxes ("Maryland Municipal Bonds"). Dividends paid by the Fund are exempt from Federal and Maryland income taxes to the extent they are paid from interest on Maryland Municipal Bonds. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options. There can be no assurance that the investment objective of the Fund will be realized. FOR MORE INFORMATION ON THE FUND'S INVESTMENT OBJECTIVE AND POLICIES, PLEASE SEE "INVESTMENT OBJECTIVE AND POLICIES" ON PAGE 10.
                               ----------------
     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Merrill Lynch Select Pricing(SM) System" on page 4.


     Shares may be purchased directly from Merrill Lynch Funds Distributor (the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50 except that for participants in certain fee-based programs the minimum initial purchase is $250 and the minimum subsequent purchase is $50. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through Financial Data Services, Inc. (the "Transfer Agent") are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                               ----------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ----------------

     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated November 6, 1998 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is available, without charge, by calling or by writing Merrill Lynch Multi-State Municipal Series Trust (the "Trust") at the above telephone number or address. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. The Fund is a separate series of the Trust, an open-end management investment company organized as a Massachusetts business trust.

                               ----------------
                        FUND ASSET MANAGEMENT -- MANAGER

                MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                                   FEE TABLE
     A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:


                                                              CLASS A(a)
                                                           ---------------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price) ..........................       4.00%(c)
 Sales Charge Imposed on Dividend Reinvestments ..........     None
 Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, whichever is
  lower) .................................................     None(d)
 Exchange Fee ............................................     None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS):
 Management Fees(g) ......................................       0.55%
 Rule 12b-1 Fees(h):
  Account Maintenance Fees ...............................     None
  Distribution Fees ......................................     None

Other Expenses:
 Shareholder Servicing Costs(i) ..........................       0.05%
 Miscellaneous ...........................................       0.61%
                                                                -----
  Total Other Expenses ...................................       0.66%
                                                                -----
Total Fund Operating Expenses(j) .........................       1.21%
                                                                =====



                                                                         CLASS B(b)                   CLASS C         CLASS D
                                                           ------------------------------------- ---------------- ---------------
SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price) ..........................                None                       None               4.00%(c)
 Sales Charge Imposed on Dividend Reinvestments ..........                None                       None               None
 Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, whichever is
  lower) ................................................. 4.0% during the first year,           1.0% for one           None(d)
                                                                decreasing 1.0% annually            year(f)
                                                              thereafter to 0.0% after the
                                                                       fourth year

 Exchange Fee ............................................               None(e)                     None               None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
 AVERAGE NET ASSETS):
 Management Fees(g) ......................................             0.55%                         0.55%              0.55%
 Rule 12b-1 Fees(h):
  Account Maintenance Fees ...............................             0.25%                         0.25%              0.10%
  Distribution Fees ......................................             0.25%                         0.35%              None
                                                           (CLASS B SHARES CONVERT TO CLASS D
                                                               SHARES AUTOMATICALLY AFTER
                                                            APPROXIMATELY TEN YEARS AND CEASE
                                                           BEING SUBJECT TO DISTRIBUTION FEES
                                                                AND ARE SUBJECT TO LOWER
                                                                ACCOUNT MAINTENANCE FEES)
Other Expenses:
 Shareholder Servicing Costs(i) ..........................             0.06%                         0.06%              0.05%
 Miscellaneous ...........................................             0.61%                         0.61%              0.61%
                                                                       ----                          ----              -----
  Total Other Expenses ...................................             0.67%                         0.67%              0.66%
                                                                       ----                          ----              -----
Total Fund Operating Expenses(j) .........................             1.72%                         1.82%              1.31%
                                                                       ====                          ====              =====



--------
(a) Class A shares are sold to a limited group of investors including existing Class A shareholders and participants in certain fee-based programs. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 23 and "Shareholder Services -- Fee-Based
    Programs" -- page 34.
(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" -- page 25.
(c) Reduced for purchases of $25,000 and over and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares" -- page 23.
(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 34.
(e) The CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 34.
(f) The CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs" -- page 34.
(g) See "Management of the Trust -- Management and Advisory Arrangements" -- page 20.
(h) See "Purchase of Shares -- Distribution Plans" -- page 28.
(i) See "Management of the Trust -- Transfer Agency Services" -- page 21.
(j) For the fiscal year ended July 31, 1998, Fund Asset Management, L.P., (the "Manager") voluntarily waived a portion of the management fees due from the Fund and voluntarily reimbursed the Fund for a portion of other expenses (excluding Rule 12b-1 fees). Total Fund Operating Expenses in the fee table above have been restated to assume the absence of any such waiver or reimbursement because the Manager may discontinue or reduce such waiver of fees and/or assumption of expenses at any time without notice. For the fiscal year ended July 31, 1998 the Manager waived management fees and reimbursed expenses totaling 0.48% for Class A shares, 0.49% for Class B shares, 0.48% for Class C shares and 0.48% for Class D shares after which the Fund's total expense ratio was 0.73% for Class A shares, 1.23% for Class B shares, 1.34% for Class C shares and 0.83% for Class D shares.

EXAMPLE:




                                                                                  CUMULATIVE EXPENSES
                                                                                PAID FOR THE PERIOD OF:
                                                                      --------------------------------------------
                                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                      --------   ---------   ---------   ---------
An investor would pay the following expenses on a $1,000
 investment including the maximum $40 initial sales charge (Class
 A and Class D shares only) and assuming (1) the Total Fund
 Operating Expenses for each class set forth on page 2, (2) a 5%
 annual return throughout the periods and (3) redemption at the end of the period (including any applicable CDSC for Class B and
 Class C shares):
   Class A ........................................................      $52        $77         $104        $181
   Class B ........................................................      $57        $74         $ 93        $203
   Class C ........................................................      $28        $57         $ 99        $214
   Class D ........................................................      $53        $80         $109        $192
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
   Class A ........................................................      $52        $77         $104        $181
   Class B ........................................................      $17        $54         $ 93        $203
   Class C ........................................................      $18        $57         $ 99        $214
   Class D ........................................................      $53        $80         $109        $192



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and redemptions made directly through the Transfer Agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares."

                     MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by Merrill Lynch Asset Management, L.P. ("MLAM") or Fund Asset Management, L.P. ("FAM" or the "Manager"), an affiliate of MLAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "MLAM-advised mutual funds."

     Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares will be calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares."

                                                  ACCOUNT
                                                MAINTENANCE     DISTRIBUTION
 CLASS              SALES CHARGE(1)                 FEE             FEE           CONVERSION FEATURE
    A           Maximum 4.00% initial               No              No                    No
                 sales charge(2)(3)
--------------------------------------------------------------------------------------------------------
    B     CDSC for a period of four years,        0.25%           0.25%          B shares convert to
            at a rate of 4.0% during the                                        D shares automatically
               first year, decreasing                                            after approximately
          1.0% annually to 0.0%(4)                                                   ten years(5)
--------------------------------------------------------------------------------------------------------
    C     1.0% CDSC for one year(6)               0.25%           0.35%                   No
--------------------------------------------------------------------------------------------------------
    D           Maximum 4.00% initial             0.10%             No                    No
                   sales charge(3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."
(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by participants in connection with certain fee-based programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. See "Class A" and "Class D" below.
(4) The CDSC may be modified in connection with certain fee-based programs.


(5) The conversion period for dividend reinvestment shares and certain fee-based programs differ. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares." Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.


(6) The CDSC may be waived in connection with certain fee-based programs.

CLASS A: Class A shares incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors include participants in certain fee-based programs. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. ("ML&Co.") and its subsidiaries (the term "subsidiaries," when used herein with respect to ML&Co. includes MLAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML&Co.), and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over and waived for purchases by participants in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with redemptions to fund participation in certain fee-based programs. Sales charges also are reduced under a right of accumulation that takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

CLASS B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.25% of the Fund's average net assets attributable to Class B shares, as well as a CDSC if they are redeemed within four years of purchase. Such CDSC may be modified in connection with certain fee-based programs. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee of 0.10% and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, as will the Class D account maintenance fee of the acquired fund upon the conversion, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once each month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares is modified as described under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


CLASS C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.35% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC of 1.0% if they are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. Although Class C shares are subject to a CDSC for only one year (as compared to four years for Class B shares), Class C shares have no conversion feature and, accordingly, an investor who purchases Class C shares will be subject to account maintenance fees and higher distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Trust's Board of Trustees and regulatory limitations.


CLASS D: Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.10% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. The maximum initial sales charge of 4.00% is reduced for purchases of $25,000 and over. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived such purchases may be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases of Class D shares in connection with certain fee-based programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B." See "Purchase of Shares -- Initial Sales Charge Alternatives -- Class A and Class D Shares."

     The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System that the investor believes is most beneficial under his particular circumstances.

     INITIAL SALES CHARGE ALTERNATIVES. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the CDSCs imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other MLAM-advised mutual funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation that may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     DEFERRED SALES CHARGE ALTERNATIVES. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately ten years, and thereafter investors will be subject to lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they are subject to higher distribution fees and forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares -- Limitations on the Payment of Deferred Sales Charges."

                             FINANCIAL HIGHLIGHTS



     The financial information in the table below has been audited in connection with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended July 31, 1998 and the independent auditors' report thereon appear in the annual report of the Fund for the fiscal year ended July 31, 1998 (the "Annual Report") and are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Annual Report which may be obtained, without charge, by calling or by writing the Trust at the telephone number or address on the front cover of this Prospectus.

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.






                                                                        CLASS A
                                               ---------------------------------------------------------
                                                              FOR THE YEAR                    FOR THE
                                                             ENDED JULY 31,                    PERIOD
                                               -------------------------------------------  OCTOBER 29,
                                                                                              1993+ TO
                                                                                              JULY 31,
                                                  1998       1997       1996       1995         1994
                                               ---------- ---------- ---------- ---------- -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........  $ 9.66     $ 9.21     $ 9.15     $ 9.20     $  10.00
                                                ------     ------     ------     ------     --------
 Investment income -- net ....................     .47        .48        .47        .52          .37
 Realized and unrealized gain (loss) on
  investments -- net .........................     .14        .45        .06        (.05)        (.80)
                                                ------     ------     ------     -------    ---------
Total from investment operations .............     .61        .93        .53        .47          (.43)
                                                ------     ------     ------     -------    ---------
Less dividends from investment
 income -- net ...............................     (.47)      (.48)      (.47)      (.52)        (.37)
                                                -------    -------    -------    -------    ---------
Net asset value, end of period ...............  $ 9.80     $ 9.66     $ 9.21     $ 9.15     $   9.20
                                                =======    =======    =======    =======    =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ...........     6.46%     10.35%      5.85%      5.39%      (4.32%)#
                                                =======    =======    =======    =======    =========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ...............      .73%       .47%       .37%       .13%         .03%*
                                                =======    =======    =======    =======    =========
Expenses .....................................     1.21%      1.32%      1.26%      1.57%        1.76%*
                                                =======    =======    =======    =======    =========
Investment income -- net .....................     4.80%      5.11%      5.04%      5.80%        5.30%*
                                                =======    =======    =======    =======    =========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....  $ 2,303    $ 1,928    $ 1,252    $ 1,362    $   1,589
                                                =======    =======    =======    =======    =========
Portfolio turnover ...........................    88.89%     94.90%     81.87%     73.99%      29.40%
                                                =======    =======    =======    =======    =========



                                                                          CLASS B
                                               --------------------------------------------------------------
                                                                                                   FOR THE
                                                                                                   PERIOD
                                                                FOR THE YEAR                     OCTOBER 29,
                                                               ENDED JULY 31,                     1993+ TO
                                               -----------------------------------------------    JULY 31,
                                                   1998        1997        1996        1995         1994
                                               ----------- ----------- ----------- ----------- --------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .........   $ 9.66      $ 9.21      $ 9.16      $ 9.20      $  10.00
                                                 ------      ------      ------      ------      --------
 Investment income -- net ....................      .42         .43         .42         .47           .33
 Realized and unrealized gain (loss) on
  investments -- net .........................      .14         .45         .05         (.04)         (.80)
                                                 ------      ------      ------      -------     ---------
Total from investment operations .............      .56         .88         .47         .43           (.47)
                                                 ------      ------      ------      -------     ---------
Less dividends from investment
 income -- net ...............................      (.42)       (.43)       (.42)       (.47)         (.33)
                                                 -------     -------     -------     -------     ---------
Net asset value, end of period ...............   $ 9.80      $ 9.66      $ 9.21      $ 9.16      $   9.20
                                                 =======     =======     =======     =======     =========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ...........      5.92%       9.79%       5.19%       4.96%       (4.68%)#
                                                 =======     =======     =======     =======     =========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ...............      1.23%        .97%        .88%        .65%          .53%*
                                                 =======     =======     =======     =======     =========
Expenses .....................................      1.72%       1.82%       1.77%       2.08%         2.27%*
                                                 =======     =======     =======     =======     =========
Investment income -- net .....................      4.29%       4.59%       4.52%       5.29%         4.74%*
                                                 =======     =======     =======     =======     =========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .....   $23,306     $21,851     $22,053     $18,371     $  14,484
                                                 =======     =======     =======     =======     =========
Portfolio turnover ...........................     88.89%      94.90%      81.87%      73.99%       29.40%
                                                 =======     =======     =======     =======     =========


-------
 + Commencement of operations.
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                                                                             CLASS C
                                                          ----------------------------------------------
                                                                                              FOR THE
                                                                    FOR THE YEAR               PERIOD
                                                                   ENDED JULY 31,           OCTOBER 21,
                                                          --------------------------------    1994+ TO
                                                                                              JULY 31,
                                                             1998       1997       1996         1995
                                                          ---------- ---------- ---------- -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................  $ 9.67     $ 9.22     $ 9.16       $ 8.79
                                                           ------     ------     ------       ------
 Investment income -- net ...............................     .41        .42        .41          .36
 Realized and unrealized gain on investments -- net .....     .13        .45        .06          .37
                                                           ------     ------     ------       ------
Total from investment operations ........................     .54        .87        .47          .73
                                                           ------     ------     ------       ------
Less dividends from investment income -- net ............     (.41)      (.42)      (.41)       (.36)
                                                           -------    -------    -------      ------
Net asset value, end of period ..........................  $ 9.80     $ 9.67     $ 9.22       $ 9.16
                                                           =======    =======    =======      ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ......................     5.70%      9.67%      5.18%       8.51%#
                                                           =======    =======    =======      ======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ..........................     1.34%      1.07%      1.00%        .82%*
                                                           =======    =======    =======      ======
Expenses ................................................     1.82%      1.92%      1.88%       2.08%*
                                                           =======    =======    =======      ======
Investment income -- net ................................     4.19%      4.47%      4.39%       5.08%*
                                                           =======    =======    =======      ======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................  $ 2,307    $ 2,038    $ 2,229      $1,013
                                                           =======    =======    =======      ======
Portfolio turnover ......................................    88.89%     94.90%     81.87%      73.99%
                                                           =======    =======    =======      ======



                                                                             CLASS D
                                                          ---------------------------------------------
                                                                                              FOR THE
                                                                                              PERIOD
                                                                    FOR THE YEAR            OCTOBER 21,
                                                                   ENDED JULY 31,            1994+ TO
                                                          --------------------------------   JULY 31,
                                                             1998       1997       1996        1995
                                                          ---------- ---------- ---------- ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................  $ 9.66     $  9.21    $  9.16     $  8.79
                                                           ------     -------    -------     -------
 Investment income -- net ...............................     .46         .47        .46         .40
 Realized and unrealized gain on investments -- net .....     .14         .45        .05         .37
                                                           ------     -------    -------     -------
Total from investment operations ........................     .60         .92        .51         .77
                                                           ------     -------    -------     -------
Less dividends from investment income -- net ............    (.46)       (.47)      (.46)       (.40)
                                                           -------    --------   --------    -------
Net asset value, end of period ..........................  $ 9.80     $  9.66    $  9.21     $  9.16
                                                           =======    ========   ========    =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share ......................     6.35%      10.24%      5.63%      8.94%#
                                                           =======    ========   ========    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ..........................      .83%        .56%       .47%       .31%*
                                                           =======    ========   ========    =======
Expenses ................................................     1.31%       1.41%      1.36%      1.55%*
                                                           =======    ========   ========    =======
Investment income -- net ................................     4.70%       5.00%      4.91%      5.57%*
                                                           =======    ========   ========    =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................  $ 1,107    $    883   $    647    $   517
                                                           =======    ========   ========    =======
Portfolio turnover ......................................    88.89%      94.90%     81.87%     73.99%
                                                           =======    ========   ========    =======


-------
 + Commencement of operations.
 * Annualized.
** Total investment returns exclude the effects of sales loads.
 # Aggregate total investment return.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective while providing investors with the opportunity to invest in a portfolio of securities consisting primarily of long-term obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Maryland income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and Maryland income taxes are referred to as "Maryland Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Maryland Municipal Bonds. The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its total assets invested in Maryland Municipal Bonds. The investment objective of the Fund as set forth in the first sentence of this paragraph is a fundamental policy and may not be changed without shareholder approval. At times, the Fund may seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares.


     Municipal Bonds may include several types of bonds. The Fund may also invest in variable rate demand obligations ("VRDOs"). The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. At least 80% of the Municipal Bonds purchased by the Fund primarily will be what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If Municipal Bonds are unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to obligations in which the Fund may invest. Municipal Bonds rated in the fourth highest rating category, while considered "investment grade," have certain speculative characteristics and are more likely to be downgraded to non-investment grade than obligations rated in one of the top three rating categories. See Appendix II -- "Ratings of Municipal Bonds" in the Statement of Additional Information for more information regarding ratings of debt securities. An issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below "investment grade" subsequent to its purchase by the Fund. If an obligation is downgraded below investment grade, the Manager will consider factors such as price, credit risk, market conditions, financial condition of the issuer and interest rates to determine whether to continue to hold the obligation in the Fund's portfolio.


     The Fund may invest up to 20% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch, or which in the Manager's judgment, possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The market prices of high-yielding, lower-rated securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. In purchasing such securities, the Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of the issuer of such securities. The Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of its management and regulatory matters. See "Investment Objective and Policies" in the Statement of Additional Information for a more detailed discussion of the pertinent risk factors involved in investing in "high yield" or "junk" bonds and Appendix II -- "Ratings of Municipal Bonds" in the Statement of Additional Information for additional information regarding ratings of debt securities. The Fund does not intend to purchase debt securities that are in default or which the Manager believes will be in default.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees and the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution.

     The Fund's investments may also include VRDOs and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution. The VRDOs in which the Fund will invest are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of a default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.


     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Fund ordinarily does not intend to realize investment income not exempt from Federal and Maryland income taxes. However, to the extent that suitable Maryland Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel, from Federal, but not Maryland, taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities.


     Under normal circumstances, except when acceptable securities are unavailable as determined by the Manager, the Fund will invest at least 65% of its total assets in Maryland Municipal Bonds. For temporary defensive periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest also will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by Standard &

Poor's), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch) or, if unrated, of comparable quality in the opinion of the Manager. The Fund at all times will have at least 80% of its net assets invested in securities the interest on which is exempt from Federal taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities), may be subject to a Federal alternative minimum tax. The percentage of the Fund's net assets invested in "private activity bonds" will vary during the year. See "Distributions and Taxes." In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The Fund's hedging strategies, which are described in more detail under "Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.


POTENTIAL BENEFITS

     Investment in shares of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal and Maryland income taxes by investing in a professionally managed portfolio consisting primarily of long-term Maryland Municipal Bonds. The Fund also provides liquidity because of its redemption features and relieves the investor of the burdensome administrative details involved in managing a portfolio of tax-exempt securities. The benefits of investing in the Fund are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee and operational costs, and in the case of certain classes of shares, the account maintenance and distribution costs.


SPECIAL AND RISK CONSIDERATIONS RELATING TO MUNICIPAL BONDS

     The risks and special considerations involved in investments in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "Description of Municipal Bonds" and "Financial Futures Transactions and Options."

     Moreover, the Fund ordinarily will invest at least 65% of its total assets in Maryland Municipal Bonds, and therefore it is more susceptible to factors adversely affecting issuers of Maryland Municipal Bonds than is a tax-exempt mutual fund that is not concentrated in issuers of Maryland Municipal Bonds to this degree.


     After enjoying rapid economic growth in the 1980's, Maryland has experienced declining rates of growth in the 1990's. Despite this trend, per capita income for residents of Maryland exceeds per capita income in the United States.

     On June 30, 1995, the State of Maryland's General Fund, representing approximately 55% of each year's total budget, contained a surplus on a budgetary basis of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses) and the Revenue Stabilization Account of the State Reserve Fund contained $286.1 million. In April 1995 the State's General Assembly approved a $14.4 billion budget for fiscal year 1996, which budget did not include any expenditures based upon additional revenue from new or broad-based taxes, but included a $270 million appropriation to the State Reserve Fund, including $200 million to the Revenue Stabilization Account. When the fiscal year 1996 budget was enacted, the State projected that it would end the fiscal year with a General Fund surplus of $3.1 million. In December 1995 and March 1996 the State lowered its estimates of General Fund revenues by a total of $148 million. To address this reduction in revenues the State, among other things, reduced General Fund appropriations and transferred $57 million from the Revenue Stabilization Account. The balance in the Revenue Stabilization Account on June 30, 1996, taking into account this transfer, was $461.2 million. The State ended fiscal year 1997 with a General Fund surplus on a budgetary basis at

June 30, 1997 of $207.2 million, in addition to which there was $490.1 million in the Revenue Stabilization Account of the State Reserve Fund.

     In April 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) included funds sufficient to meet all specific statutory funding requirements; (ii) incorporated the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased-in during fiscal year 2001); and (iii) included the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $28.2 million, in addition to which the State projected that there would be a balance of $532 million in the Revenue Stabilization Account of the State Reserve Fund. The General Fund surplus on a budgetary basis at June 30, 1998 was $420 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was $617.9 million at June 30, 1998.

     The Budget approved for fiscal year 1999 included, among other things: sufficient funds to meet all specific statutory funding requirements; sufficient funds to meet the actuarial recommended contributions for the seven retirement systems; sufficient general funds to the Annuity Bond Fund for debt service on general obligation bonds to maintain the State property tax rate; $3.3 billion in direct aid to local governments and retirement contributions; and net general fund deficiency appropriations of $75.5 million for fiscal year 1998, which include $25 million for computer programming modifications to address the "Year 2000" problem. Based on the 1999 Budget, it is currently estimated that the General Fund surplus on a budgetary basis at June 30, 1999, will be approximately $117 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $635 million at June 30, 1999 (after $185.2 million is transferred to the General Fund).


     The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation changing the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond Issuers within a state. These uncertainties could have a significant impact on the prices of the Maryland Municipal Bonds or Municipal Bonds in which the Fund invests.

     The Manager does not believe that the current economic conditions in Maryland or other factors described above will have a significant adverse effect on the Fund's ability to invest in high quality Maryland Municipal Bonds. Because the Fund's portfolio will be comprised primarily of investment grade securities, the Fund is expected to be less subject to market and credit risks than a fund that invests primarily in lower quality Maryland Municipal Bonds. See "Description of Municipal Bonds" in the Statement of Additional Information and see also Appendix I -- "Economic and Financial Conditions in Maryland" in the Statement of Additional Information.


DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities (including water, sewer, gas, electricity, solid waste, health care, transportation, education and housing facilities), refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. For purposes of this Prospectus, such obligations are referred to as Municipal Bonds if the interest paid thereon is excluded from gross income for purposes of Federal income taxation and, as Maryland Municipal Bonds if the interest thereon is exempt from Federal and Maryland income taxes, even though such bonds may be "private activity bonds" as discussed below.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

     Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

     The Fund may purchase IDBs and private activity bonds. IDBs and private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and private activity bonds are generally not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, governmental regulation and the entity's dependence on revenues for the operation of the particular facility being financed. The Fund may also invest in so-called "moral obligation" bonds, which are normally issued by special purpose authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation of the state or municipality in question.

     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market rates increase and increase as short-term market rates decline. The Fund's return on such types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to obligations rated below investment grade, the Manager must, among other things, also review the creditworthiness of the state or political subdivision obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement (such as insurance), the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     The value of bonds and other fixed-income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed-income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal conditions, it is generally anticipated that the Fund's average weighted maturity would be in excess of ten years.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.


CALL RIGHTS

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to that of holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.


WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or a when-issued basis at fixed purchase terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.


FINANCIAL FUTURES TRANSACTIONS AND OPTIONS


     The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. See "Distributions and Taxes -- Taxes."

     The Fund deals in financial futures contracts traded on the Chicago Board of Trade based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large, recently issued tax-exempt bonds. There can be no assurance, however, that a liquid secondary market will exist to terminate any particular financial futures contract at any specific time. If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close financial futures positions also could have an adverse impact on the Fund's ability to hedge effectively. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.


     The Fund may purchase and sell financial futures contracts on U.S. Government securities and write and purchase put and call options on such futures contracts as a hedge against adverse changes in interest rates as described more fully in the Statement of Additional Information. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills.


     Subject to policies adopted by the Trustees, the Fund also may engage in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indexes which may become available if the Manager of the Fund and the Trustees of the Trust should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Utilization of futures transactions and options thereon involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed to be a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) only for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margins and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (E.G., high-grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.


     Although certain risks are involved in options and futures transactions, the Manager believes that, because the Fund will engage in futures transactions only for hedging purposes, the futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in futures transactions.


     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

     Reference is made to the Statement of Additional Information for further information on financial futures contracts and certain options thereon.


REPURCHASE AGREEMENTS

     As Temporary Investments, the Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund's other illiquid investments, would exceed 15% of the Fund's total assets. In the event of a default by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.


INVESTMENT RESTRICTIONS

     The Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Among its fundamental policies, the Fund may not invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities) (for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry). Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental policy, the Fund may not borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

     As a non-fundamental policy, the Fund will not invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in obligations of a single issuer. However, the Fund's investments will be limited so as to qualify as a "regulated investment company" for purposes of the Code. See "Distributions and Taxes -- Taxes." To qualify, among other requirements, the Trust will limit the Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     Investors are referred to the Statement of Additional Information for a complete description of the Fund's investment restrictions.


                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Trustees are responsible for the overall supervision of the operations of the Trust and the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.


     The Trustees of the Trust are:

     ARTHUR ZEIKEL* -- Chairman of the Manager and its affiliate, MLAM; Chairman and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.


     JAMES H. BODURTHA -- Director and Executive Vice President, The China Business Group, Inc.

     HERBERT I. LONDON -- John M. Olin Professor of Humanities, New York University.

     ROBERT R. MARTIN -- Former Chairman, Kinnard Investments, Inc.

     JOSEPH L. MAY -- Attorney in private practice.


     ANDRE F. PEROLD -- Professor, Harvard Business School.
--------
* Interested person, as defined in the 1940 Act, of the Trust.



MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager, which is an affiliate of MLAM and is owned and controlled by ML&Co., a financial services holding company, acts as the manager for the Fund and provides the Fund with management services. The Merrill Lynch Asset Management Group (which includes the Manager) acts as the investment adviser for more than 100 registered investment companies and offers portfolio management services to individuals and institutions. As of September 1998, the Asset Management Group had a total of approximately $467.2 billion in investment company and other portfolio assets under management. This amount includes assets managed for certain affiliates of the Manager.


     Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.


     Hugh T. Hurley, III is the Portfolio Manager for the Fund and has been responsible for the day-to-day management of the Fund's investment portfolio since 1998. Mr. Hurley has been a Vice President of MLAM since 1996, an Assistant Vice President of MLAM from 1993 to 1996 and was a Municipal Bond Broker with Titus & Donnelley Municipal Bond Brokers from 1990 to 1993.

     Pursuant to the management agreement between the Manager and the Trust on behalf of the Fund (the "Management Agreement"), the Manager is entitled to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal year ended July 31, 1998, the total fee payable by the Fund to the Manager was $147,950 (based on average daily net assets of approximately $26.8 million), of which $120,685 was voluntarily waived.

     The Management Agreement obligates the Trust on behalf of the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager, and the Fund reimburses the Manager for its costs in connection with such services. The Manager may waive all or a portion of its management fee and may voluntarily assume all or a portion of the Fund's expenses. For the fiscal year ended July 31, 1998, the Fund reimbursed the Manager $31,159 for accounting services. For the fiscal year ended July 31, 1998, the ratio of total expenses to average net assets was 1.21%, 1.72%, 1.82%, and 1.31% for Class A, Class B, Class C, and Class D shares, respectively.

CODE OF ETHICS

     The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).


TRANSFER AGENCY SERVICES


     The Transfer Agent, which is a subsidiary of ML&Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives an annual fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML&Co. For the fiscal year ended July 31, 1998, the total fee paid by the Fund to the Transfer Agent was $15,009 pursuant to the Transfer Agency Agreement.



                               PURCHASE OF SHARES


     The Distributor, an affiliate of each of the Manager, MLAM and Merrill Lynch, acts as the Distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for shareholders who are participants in certain fee-based programs, the minimum initial purchase is $250 and the minimum subsequent purchase is $50.


     The Fund is offering its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing(SM) System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m., New York time), which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on that day, provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. The Trust or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Trust. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund's Transfer Agent are not subject to the processing fee.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a CDSC, ongoing distribution fees and higher account maintenance fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing(SM) System is set forth under "Merrill Lynch Select Pricing(SM) System" on page 4.


     Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The CDSCs, distribution and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


     Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, that are eligible to sell shares.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing(SM) System.



                                                 ACCOUNT
                                               MAINTENANCE     DISTRIBUTION              CONVERSION
 CLASS             SALES CHARGE(1)                 FEE              FEE                   FEATURE
    A       Maximum 4.00% initial sales            No              No                        No
                    charge(2)(3)
-------------------------------------------------------------------------------------------------------------
    B        CDSC for a period of four           0.25%            0.25%         B shares convert to D shares
          years, at a rate of 4.0% during                                           automatically after
          the first year, decreasing 1.0%                                        approximately ten years(5)
                annually to 0.0%(4)
-------------------------------------------------------------------------------------------------------------
    C     1.0% CDSC for one year(6)              0.25%            0.35%                      No
-------------------------------------------------------------------------------------------------------------
    D       Maximum 4.00% initial sales          0.10%             No                        No
                     charge(3)

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives -- Class A and Class D Shares -- Eligible Class A Investors."

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class
    A shares by participants in connection with certain fee-based programs. Certain Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but instead may be subject to a 1.0% CDSC if redeemed within one year. Such CDSC may be waived in connection with certain fee-based programs. (4) The CDSC may be modified in connection with certain fee-based programs.
(5) The conversion period for dividend reinvestment shares and certain fee-based programs may differ. See "Deferred Sales Charge Alternatives-- Class B and Class C Shares--Conversion of Class B Shares to Class D Shares." Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

(6) The CDSC may be waived in connection with certain fee-based programs.



INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     INVESTORS CHOOSING THE INITIAL SALES CHARGE ALTERNATIVES WHO ARE ELIGIBLE TO PURCHASE CLASS A SHARES SHOULD PURCHASE CLASS A SHARES RATHER THAN CLASS D SHARES BECAUSE THERE IS AN ACCOUNT MAINTENANCE FEE IMPOSED ON CLASS D SHARES.

     The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternatives is the next determined net asset value plus varying sales charges (I.E., sales loads), as set forth below.



                                                                  SALES CHARGE AS        DISCOUNT TO
                                              SALES CHARGE AS      PERCENTAGE* OF      SELECTED DEALERS
                                               PERCENTAGE OF       THE NET AMOUNT      AS PERCENTAGE OF
AMOUNT OF PURCHASE                             OFFERING PRICE         INVESTED        THE OFFERING PRICE
------------------                           -----------------   -----------------   -------------------
Less than $25,000.........................          4.00%               4.17%                3.75%
$25,000 but less than $50,000.............          3.75                3.90                 3.50
$50,000 but less than $100,000............          3.25                3.36                 3.00
$100,000 but less than $250,000...........          2.50                2.56                 2.25
$250,000 but less than $1,000,000.........          1.50                1.52                 1.25
$1,000,000 and over**.....................          0.00                0.00                 0.00


(FOOTNOTES ON NEXT PAGE)

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on certain Class A and Class D purchases of $1,000,000 or more and on Class A purchases by certain participants in connection with certain fee-based programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases may be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Such CDSC may be waived in connection with certain fee-based programs. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.


     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act"). The proceeds from account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities. For the fiscal year ended July 31, 1998, the Fund sold 86,747 Class A shares for aggregate net proceeds of $841,841. The gross sales charges for the sale of Class A shares of the Fund for the year were $2,848, of which $193 and $2,655 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1998, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For the fiscal year ended July 31, 1998, the Fund sold 53,290 Class D shares for aggregate net proceeds of $520,726. The gross sales charges for the sale of Class D shares of the Fund for the year were $8,295 of which $919 and $7,376 were received by the Distributor and Merrill Lynch, respectively. For the fiscal year ended July 31, 1998, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     ELIGIBLE CLASS A INVESTORS. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that currently own Class A shares of the Fund in a shareholder account are entitled to purchase additional Class A shares of the Fund in that account. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or branch has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee, and purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML&Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Trust. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A or Class D shares of the Fund if certain conditions set forth in the Statement of Additional Information are met. In addition, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions set forth in the Statement of Additional Information are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock, pursuant to a tender offer conducted by such funds in shares of the Fund and certain other MLAM-advised mutual funds.

     REDUCED INITIAL SALES CHARGES. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention. Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors." See "Shareholder Services -- Fee-Based Programs."

     Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. Class A shares are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, subject to certain conditions, Class A and Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest in shares of the Fund the net proceeds from a sale of certain of their shares of common stock, pursuant to tender offers conducted by those funds.

     Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch Financial Consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.


     Additional information concerning these reduced initial sales charges is set forth in the Statement of Additional Information.


DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     INVESTORS CHOOSING THE DEFERRED SALES CHARGE ALTERNATIVES SHOULD CONSIDER CLASS B SHARES IF THEY INTEND TO HOLD THEIR SHARES FOR AN EXTENDED PERIOD OF TIME AND CLASS C SHARES IF THEY ARE UNCERTAIN AS TO THE LENGTH OF TIME THEY INTEND TO HOLD THEIR ASSETS IN MLAM-ADVISED MUTUAL FUNDS.


     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four-year CDSC which declines each year, while Class C shares are subject only to a one-year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B and Class C shares are subject to distribution fees of 0.25% and 0.35%, respectively, of net assets as discussed below under "Distribution Plans." The proceeds from the account maintenance fees are used to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing continuing account maintenance activities.


     Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.


     Proceeds from the CDSCs and the distribution fees are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) that are paid from the dealers' own funds. These expenses relate to providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares, such as the payment of compensation to financial consultants for selling such shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to a lower account maintenance fee and no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired.

     Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule, if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     The following table sets forth the rates of the Class B CDSC:




                                             CDSC AS A
                                           PERCENTAGE OF
         YEAR SINCE PURCHASE               DOLLAR AMOUNT
             PAYMENT MADE                SUBJECT TO CHARGE
-------------------------------------   ------------------
  0-1 ...............................         4.0%
  1-2 ...............................         3.0%
  2-3 ...............................         2.0%
  3-4 ...............................         1.0%
  4 and thereafter ..................         0.0%


     For the fiscal year ended July 31, 1998, the Distributor received CDSCs of approximately $39,627 with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.


     In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     To provide an example, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rates in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares following the death or disability (as defined in the Code) of a shareholder. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


     CONTINGENT DEFERRED SALES CHARGES -- CLASS C SHARES. Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended July 31, 1998, the Distributor received CDSCs of approximately $150 with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     CONVERSION OF CLASS B SHARES TO CLASS D SHARES. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.10% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.


     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

     In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

     The Conversion Period also may be modified for investors who participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."


DISTRIBUTION PLANS

     The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.25%, 0.25% and 0.10%, respectively, of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

     The Distribution Plans for Class B and Class C shares each provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% and 0.35%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fee and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.


     For the fiscal year ended July 31, 1998, the Fund paid the Distributor $109,411 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $21.8 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $11,544 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $1.9 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended July 31, 1998, the Fund paid the Distributor $963 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such Class D Distribution Plan of approximately $1.0 million), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.


     Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and market expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation. As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded fully allocated accrual revenues by approximately $452,000 (2.13% of Class B net assets at that date). As of July 31, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $205,593 (.88% of Class B net assets at that date). As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded fully allocated accrual revenues by approximately $4,000 (.23% of Class C net assets at that date). As of July 31, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $25,846 (1.12% of Class C net assets at that date).



LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Trustees of the Trust will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Trustees will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fees, the distribution fees and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."


                              REDEMPTION OF SHARES

     The Trust is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.


REDEMPTION


     A shareholder wishing to redeem shares may do so, without charge, by tendering the shares directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Trust. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Trust may be requested to redeem Fund shares for which it has not yet received good payment (E.G., cash, Federal funds or certified check drawn on a United States bank). The Trust may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed 10 days.


REPURCHASE


     The Trust also will repurchase Fund shares through a shareholder's listed securities dealer. The Trust normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the day received and such request is received by the Trust from such dealer not later than 30 minutes after the close of business on the NYSE, on the same day. Dealers have the responsibility of submitting such repurchase requests to the Trust not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Trust (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Trust. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Fund's Transfer Agent are not subject to the processing fee. The Trust reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Trust may redeem Fund shares as set forth above. Redemption payments will be made within seven days of the proper tender of the certificates, if any, and stock power or letter requesting redemption, in each instance with signatures guaranteed as noted above.


REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares have a privilege to reinstate their accounts by purchasing Class A or Class D shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.


                              SHAREHOLDER SERVICES

     The Trust offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below, and instructions as to how to participate in the various services or plans, or to change options with respect thereto can be obtained from the Trust by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch.


INVESTMENT ACCOUNT


     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements at least quarterly from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. These statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for such shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


EXCHANGE PRIVILEGE


     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds and Summit Cash Reserves ("Summit"), a Merrill Lynch-sponsored money market fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated at any time in accordance with the rules of the Commission.


     Under the Merrill Lynch Select Pricing(SM) System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in the account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class
A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

     Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

     Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.


     Shares of the Fund that are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period for the newly acquired shares of the other fund.

     Class A and Class D shares are exchangeable for Class A shares of, and Class B and Class C shares are exchangeable for Class B shares of, Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of MLAM-advised mutual funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of MLAM-advised mutual funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and, with respect to Class B shares, toward satisfaction of any Conversion

Period. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs, for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other MLAM-advised mutual funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged shares of a MLAM-advised mutual fund for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.


     Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

     Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services -- Exchange Privilege" in the Statement of Additional Information.


     The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) program (the "MFA program"). First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS



     All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without a sales charge, at the net asset value per share at the close of business on the monthly payment date for such dividends and distributions. A shareholder may at any time, by written notification to Merrill Lynch, if the shareholder's account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.


SYSTEMATIC WITHDRAWAL PLANS


     A shareholder may elect to receive systematic withdrawal payments from his or her Investment Account through automatic payment by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis. Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program, subject to certain conditions. With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and " -- Contingent Deferred Sales Charges -- Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares."



AUTOMATIC INVESTMENT PLANS

     Regular additions of Class A, Class B, Class C and Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Alternatively, investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) account or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.


FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at (800) MER-FUND or
(800) 637-3863.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Municipal Bonds and other securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Trust to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The sale of shares of the Fund may be taken into consideration as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the 1940 Act, persons affiliated with the Trust, including Merrill Lynch, are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. In addition, the Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.


                            DISTRIBUTIONS AND TAXES

DISTRIBUTIONS


     The net investment income of the Fund is declared as dividends prior to the determination of the net asset value, which is calculated 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on that day. The net investment income of the Fund for dividend purposes consists of interest earned on portfolio securities, less expenses, in each case computed since the most recent determination of the net asset value. Expenses of the Fund, including the management fees and the account maintenance and distribution fees, are accrued daily. Dividends of net investment income are declared daily and reinvested monthly in the form of additional full and fractional shares of the Fund at net asset value as of the close of business on the "payment date" unless the shareholder elects to receive such dividends in cash. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the day prior to the settlement date of a redemption order.


     All net realized capital gains, if any, are declared and distributed to the Fund's shareholders at least annually. Capital gains distributions will be reinvested automatically in shares of the Fund unless the shareholder elects to receive such distributions in cash.

     The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information -- Determination of Net Asset Value."

     See "Shareholder Services" for information as to how to elect either dividend reinvestment or cash payments. Portions of dividends and distributions which are taxable to shareholders as described below are subject to income tax whether they are reinvested in shares of the Fund or received in cash.


TAXES

     The Trust will continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of its income.


     To the extent that the dividends distributed to the Fund's Class A, Class B, Class C and Class D shareholders (together, the "shareholders") are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends," they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. The portion of exempt-interest dividends paid from interest received by the Fund from Maryland Municipal Bonds and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Fund will be subject to Maryland income tax. However, shareholders of the Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes would be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Individual shareholders subject to income taxation by states other than Maryland will realize a lower after-tax rate of return than Maryland shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually as to the portion of the Fund's distributions which constitutes exempt-interest dividends and the portion which is exempt from Maryland income tax. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income or Maryland income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users under Code Section 147(a)) of facilities financed by industrial development bonds or private activity bonds held by the Fund should consult their tax advisors before purchasing Fund shares.


     Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds
(i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions of the Fund's portfolio attributable to such private activity bonds may not be exempt from Maryland state and local individual income taxes.

     Shares of the Fund will not be subject to the Maryland personal property tax.

     Distributions from investment income and capital gains of the Fund, including exempt-interest dividends, may also be subject to state taxes in states other than Maryland and may be subject to local taxes. Accordingly, investors in the Fund should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and to the holding of shares in the Fund.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal and Maryland income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes regardless of the length of time the shareholder has owned Fund shares and, for Maryland income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates unless derived from the sale of Maryland Municipal Bonds (other than obligations issued by U.S. possessions). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of the Fund's taxable year, the Trust will provide shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends as well as any amounts of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (E.G., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds," and the Trust will report to shareholders within 60 days after the calendar year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then any loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and Maryland tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable Maryland income tax laws. The Code and the Treasury regulations, as well as the Maryland tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisors regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.



                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return, yield and tax-equivalent yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return, yield and tax-equivalent yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares or reduced sales charges in the case of Class A or Class D shares, the performance data may take into account the reduced, and not the maximum, sales charge or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or waiver of the CDSC, a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.


     Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by
(b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of the Fund's yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund's yield that is not tax-exempt. The yield for the 30-day period ended July 31, 1998 was 3.84% for Class A shares, 3.50% for Class B shares, 3.39% for Class C shares and 3.75% for Class D shares and the tax-equivalent yield for the same period (based on a Federal income tax rate of 28%) was 5.33% for Class A shares, 4.86% for Class B shares, 4.71% for Class C shares and 5.21% for Class D shares. The yield without voluntary reimbursement or waiver of Fund expenses for the 30-day period would have been 3.88% for Class A shares, 3.54% for Class B shares, 3.43% for Class C shares and 3.79% for Class D shares with a tax-equivalent yield of 5.39% for Class A shares, 4.92% for Class B shares, 4.76% for Class C shares and 5.26% for Class D shares.


     Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return, yield and tax-equivalent yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.



     On occasion, the Fund may compare its performance to the Lehman Brothers Municipal Bond Index or other market indices or to performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), CDA Investment Technology, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, FORBES MAGAZINE, FORTUNE MAGAZINE or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. In addition, from time to time, the Fund may include the Fund's risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature.

As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


                             ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each day during which the NYSE is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and the Distributor, are accrued daily.


     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution fees, higher account maintenance fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions which will differ by approximately the amount of the expense accrual differentials between the classes.


ORGANIZATION OF THE TRUST

     The Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On October 1, 1987, the Trust changed its name from "Merrill Lynch Multi-State Tax-Exempt Series Trust" to "Merrill Lynch Multi-State Municipal Bond Series Trust," and on December 22, 1987 the Trust again changed its name to "Merrill Lynch Multi-State Municipal Series Trust." The Trust is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from Federal and, in certain cases, state and local income taxes as is consistent with prudent investment management. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share of different classes. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Trust. At the date of this Prospectus, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses relating to the account maintenance associated with such shares, and Class B and Class C shares bear certain expenses relating to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to distribution and/or account maintenance expenditures, as applicable. See "Purchase of Shares." The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

     Shareholders are entitled to one vote for each full share and to fractional votes for fractional shares held in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders of a Series in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees. Upon liquidation or dissolution of a Series, each issued and outstanding share of that Series is entitled to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series remaining after satisfaction of outstanding liabilities except that, as noted above, Class B, Class C and Class D shares bear certain additional expenses. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully-paid and non-assessable by the Trust.


SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:


              Financial Data Services, Inc.

              P.O. Box 45289
              Jacksonville, FL 32232-5289


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this matter please call your Merrill Lynch Financial Consultant or Financial Data Services, Inc. at 800-637-3863.



SHAREHOLDER INQUIRIES



     Shareholder inquiries may be addressed to the Trust at the address or telephone number set forth on the cover page of this Prospectus.


YEAR 2000 ISSUES


     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The Manager has established a dedicated group to analyze these issues and to implement any systems modifications necesssary to prepare for the Year 2000. Currently, the Manager does not anticipate that the transition to the Year 2000 will have any material impact on its ability to continue to service the Fund at current levels. In addition, the Manager has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.


                               ----------------
     The Declaration of Trust establishing the Trust, dated August 2, 1985, a copy of which together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to such person's private property for the satisfaction of any obligation or claim of the Trust, but the "Trust Property" only shall be liable.

                                    MANAGER
                             Fund Asset Management
                            Administrative Offices:
                            800 Scudders Mill Road
                            Plainsboro, New Jersey
                               Mailing Address:
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                        Merrill Lynch Funds Distributor,
                a division of Princeton Funds Distributor, Inc.

                            Administrative Offices:
                            800 Scudders Mill Road
                            Plainsboro, New Jersey
                               Mailing Address:
                                 P.O. Box 9081
                       Princeton, New Jersey 08543-9081

                                   CUSTODIAN
                      State Street Bank and Trust Company
                                 P.O. Box 351
                          Boston, Massachusetts 02101

                                TRANSFER AGENT

                         Financial Data Services, Inc.

                            Administrative Offices:
                           4800 Deer Lake Drive East
                       Jacksonville, Florida 32246-6484
                               Mailing Address:
                                P.O. Box 45289
                       Jacksonville, Florida 32232-5289

                             INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                               117 Campus Drive
                       Princeton, New Jersey 08540-6400

                                    COUNSEL
                               Brown & Wood LLP
                            One World Trade Center
                         New York, New York 10048-0557

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                         ----------------------------
                               TABLE OF CONTENTS


                                                           PAGE
                                                          -----
Fee Table .............................................     2
Merrill Lynch Select Pricing(SM) System ...............     4
Financial Highlights ..................................     8
Investment Objective and Policies .....................    10
  Potential Benefits ..................................    12
  Special and Risk Considerations Relating to
     Municipal Bonds ..................................    12
  Description of Municipal Bonds ......................    13
  Call Rights .........................................    16
  When-Issued Securities and Delayed Delivery
     Transactions .....................................    16
  Financial Futures Transactions and Options ..........    16
  Repurchase Agreements ...............................    18
  Investment Restrictions .............................    18
Management of the Trust ...............................    19
  Trustees ............................................    19
  Management and Advisory Arrangements ................    20
  Code of Ethics ......................................    21
  Transfer Agency Services ............................    21
Purchase of Shares ....................................    21
  Initial Sales Charge Alternatives -- Class A and
     Class D Shares ...................................    23
  Deferred Sales Charge Alternatives -- Class B and
     Class C Shares ...................................    25
  Distribution Plans ..................................    28
  Limitations on the Payment of Deferred Sales
     Charges ..........................................    29
Redemption of Shares ..................................    30
  Redemption ..........................................    30
  Repurchase ..........................................    30
  Reinstatement Privilege -- Class A and Class D
     Shares ...........................................    31
Shareholder Services ..................................    31
  Investment Account ..................................    31
  Exchange Privilege ..................................    32
  Automatic Reinvestment of Dividends and Capital
     Gains Distributions ..............................    33
  Systematic Withdrawal Plans .........................    34
  Automatic Investment Plans ..........................    34
  Fee-Based Programs ..................................    34
Portfolio Transactions ................................    35
Distributions and Taxes ...............................    35
  Distributions .......................................    35
  Taxes ...............................................    36
Performance Data ......................................    38
Additional Information ................................    40
  Determination of Net Asset Value ....................    40
  Organization of the Trust ...........................    40
  Shareholder Reports .................................    41
  Shareholder Inquiries ...............................    41
  Year 2000 Issues ....................................    41



                                                     Code #16858-1198


(LOGO)  Merrill Lynch

MERRILL LYNCH
MARYLAND MUNICIPAL
BOND FUND

of Merrill Lynch Multi-State
Municipal Series Trust

(GRAPHIC)

PROSPECTUS


November 6, 1998


Distributor:
Merrill Lynch
Funds Distributor

This Prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION



                   MERRILL LYNCH MARYLAND MUNICIPAL BOND FUND

              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST

  P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 -  PHONE NO. (609) 282-2800

                                ---------------
     Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management. The Fund invests primarily in a non-diversified portfolio of long-term investment grade obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Maryland income taxes. There can be no assurance that the investment objective of the Fund will be realized.

                                ---------------
     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                                ---------------

     The Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated November 6, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.


                                ---------------
                       Fund Asset Management -- Manager

                Merrill Lynch Funds Distributor -- Distributor

                                ---------------

   The date of this Statement of Additional Information is November 6, 1998

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of income exempt from Federal and Maryland personal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its objective by investing primarily in a portfolio of long-term obligations issued by or on behalf of the State of Maryland, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, which pay interest exempt, in the opinion of bond counsel to the issuer, from Federal and Maryland income taxes. Obligations exempt from Federal income taxes are referred to herein as "Municipal Bonds" and obligations exempt from both Federal and Maryland income taxes are referred to as "Maryland Municipal Bonds." Unless otherwise indicated, references to Municipal Bonds shall be deemed to include Maryland Municipal Bonds. The Fund anticipates that at all times, except during temporary defensive periods, it will maintain at least 65% of its total assets invested in Maryland Municipal Bonds. At times, the Fund will seek to hedge its portfolio through the use of futures transactions to reduce volatility in the net asset value of Fund shares. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.


     Municipal Bonds may include general obligation bonds of the State and its political subdivisions, revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, housing facilities, etc., and industrial development bonds or private activity bonds. The interest on such obligations may bear a fixed rate or be payable at a variable or floating rate. The Municipal Bonds purchased by the Fund will be primarily what are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's ("Standard & Poor's") (currently AAA, AA, A and BBB) or Fitch IBCA, Inc. ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the manager of the Fund, Fund Asset Management, L.P. (the "Manager"), to other obligations in which the Fund may invest.


     The Fund ordinarily does not intend to realize investment income not exempt from Federal and Maryland income taxes. However, to the extent that suitable Maryland Municipal Bonds are not available for investment by the Fund, the Fund may purchase Municipal Bonds, which are bonds issued by other states, their agencies and instrumentalities, the interest income on which is exempt, in the opinion of bond counsel to the issuer, from Federal but not Maryland taxation. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in municipal bonds, to the extent permitted by applicable law. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term municipal securities.

     Except when acceptable securities are unavailable as determined by the Manager, the Fund, under normal circumstances, will invest at least 65% of its total assets in Maryland Municipal Bonds. For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its total assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as "Temporary Investments"), except that taxable Temporary Investments shall not exceed 20% of the Fund's net assets. The Fund at all times will have at least 80% of its net assets invested in securities exempt from Federal income taxation. However, interest received on certain otherwise tax-exempt securities which are classified as "private activity bonds" (in general bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The Fund may purchase such private activity bonds. See "Distributions and Taxes." In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant. The investment objective of the Fund set forth in this paragraph is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund's hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund's shareholders.

     Municipal Bonds may at times be purchased or sold on a delayed delivery basis or a when-issued basis. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make only commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities prior to the settlement date if it is deemed advisable. Purchasing Municipal Bonds on a when-issued basis involves the risk that the yields available in the market when the delivery takes place actually may be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligations generally will decrease. The Fund will maintain a separate account at its custodian bank consisting of cash, cash equivalents or high-grade, liquid Municipal Bonds or Temporary Investments (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

     The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates or based on the value of gold or some other commodity. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as market rates increase and increase as market rates decline. For example, to the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter term maturities or which contain limitations on the extent to which the interest rate may vary. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or to vary the degree of investment leverage relatively efficiently under different market conditions. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets. The Manager believes, however, that indexed and inverse floating obligations represent flexible portfolio management instruments for the Fund which allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions.

     The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. The Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Fund's total assets.

     The Fund may invest up to 20% of its total assets in Municipal Bonds which are rated below Baa by Moody's or below BBB by Standard & Poor's or Fitch or which, in the Manager's judgment, possess similar credit characteristics ("high yield securities"). See Appendix II -- "Ratings of Municipal Bonds" for additional information regarding ratings of debt securities. The Manager considers the ratings assigned by Standard & Poor's, Moody's or Fitch as one of several factors in its independent credit analysis of issuers.

     High yield securities are considered by Standard & Poor's, Moody's and Fitch to have varying degrees of speculative characteristics. Consequently, although high yield securities can be expected to provide higher yields, such securities may be subject to greater market price fluctuations and risk of loss of principal than lower-yielding, higher-rated debt securities. Investments in high yield securities will be made only when, in the judgment of the Manager, such securities provide attractive total return potential relative to the risk of such securities, as compared to higher quality debt securities. The Fund generally will not invest in debt securities in the lowest rating categories (those rated CC or lower by Standard & Poor's or Fitch or Ca or lower by Moody's) unless the Manager believes that the financial condition of the issuer or the protection afforded the particular securities is stronger than would otherwise be indicated by such low ratings.

     Issuers or obligors of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not yet weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it generally is not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations generally are available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     It is expected that a significant portion of the high yield securities acquired by the Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances the Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable the Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. Factors adversely affecting the market value of high yield securities are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


            DESCRIPTION OF MUNICIPAL BONDS AND TEMPORARY INVESTMENTS

     Set forth below is a description of the Municipal Bonds and Temporary Investments in which the Fund may invest. A more complete discussion concerning futures and options transactions is set forth under "Investment Objective and Policies" in the Prospectus. Information with respect to ratings assigned to tax-exempt obligations which the Fund may purchase is set forth in Appendix II to this Statement of Additional Information.


DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes and, in the case of Maryland Municipal Bonds, exempt from Maryland income taxes. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues.

     The two principal classifications of Municipal Bonds are "general obligation" bonds, and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special or limited tax or other specific revenue source such as payments from the user of the facility being financed. IDBs and, in the case of bonds issued after August 15, 1986, private activity bonds, are in most cases revenue bonds and generally do not constitute the pledge of the credit or taxing power of the issuer of such bonds. Generally, the payment of the principal of and interest on such bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment, unless a line of credit, bond insurance or other security is furnished. The Fund may invest in Municipal Bonds that are so-called "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, repayment of such bonds becomes a moral commitment, but not a legal obligation, of the state or municipality in question.

     Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets. The Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to the guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid. The Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's, or BBB or better by Standard & Poor's or Fitch. Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

     Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the general conditions of the Municipal Bond market, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective also is dependent on the continuing ability of the issuers of the bonds in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.


DESCRIPTION OF TEMPORARY INVESTMENTS

     The Fund may invest in short-term tax-free and taxable securities subject to the limitations set forth under "Investment Objective and Policies." The tax-exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper, and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase.

     Variable rate demand obligations ("VRDOs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs, described below, may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Fund.

     The Fund also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days therefore will be subject to the Fund's restriction on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and will be ultimately responsible for such determination.


     The Trust has established the following standards with respect to money market securities and VRDOs in which the Fund invests. Commercial paper investments at the time of purchase must be rated A-1 through A-3 by Standard & Poor's, Prime-1 through Prime-3 by Moody's or F-1 through F-3 by Fitch or, if not rated, issued by companies having an outstanding debt issue rated at least A by Standard & Poor's, Moody's or Fitch. Investments in corporate bonds and debentures (which must have maturities at the date of purchase of one year or less) must be rated at the time of purchase at least A by Standard & Poor's, Moody's or Fitch. Notes and VRDOs at the time of purchase must be rated SP-1/A-1 through SP-2/A-3 by Standard & Poor's, MIG-l/VMIG-1 through MIG-3/VMIG-3 by Moody's or F-1 through F-3 by Fitch. Temporary Investments, if not rated, must be of comparable quality to securities rated in the above rating categories in the opinion of the Manager. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of small institutions if such certificates are insured fully by the FDIC.



REPURCHASE AGREEMENTS

     The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security from the Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's total assets.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.


FINANCIAL FUTURES TRANSACTIONS AND OPTIONS

     Reference is made to the discussion concerning futures transactions under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

     As described in the Prospectus, the Fund may purchase and sell exchange traded financial futures contracts ("financial futures contracts") to hedge its portfolio of Municipal Bonds against declines in the value of such securities and to hedge against increases in the cost of securities the Fund intends to purchase. However, any transactions involving financial futures or options (or puts or calls associated therewith) will be in accordance with the Fund's investment policies and limitations. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. While the Fund's use of hedging strategies is intended to moderate capital changes in portfolio holdings and thereby reduce the volatility of the net asset value of Fund shares, the Fund anticipates that its net asset value will fluctuate. Set forth below is information concerning futures transactions.

     DESCRIPTION OF FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security, or in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, I.E., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund may deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligations bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or Standard & Poor's and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which also is responsible for handling daily accounting of deposits or withdrawals of margin.

     As described in the Prospectus, the Fund may purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities in connection with its hedging strategies.

     Subject to policies adopted by the Trustees, the Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Manager and the Trustees should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     FUTURES STRATEGIES. The Fund may sell a financial futures contract (I.E., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

     When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds, resulting from an increase in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

     CALL OPTIONS ON FUTURES CONTRACTS. The Fund also may purchase and sell exchange traded call and put options on financial futures contracts on U.S. Government securities. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract on which it is based, or on the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     PUT OPTIONS ON FUTURES CONTRACTS. The purchase of options on a futures contract is analogous to the purchase of protective put options on portfolio securities. The Fund will purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates.

     The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                                ---------------
     The Trust has received an order from the Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Trust and commodities brokers with respect to initial and variation margin. Section 18(f) of the 1940 Act prohibits an open-end investment company such as the Trust from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the 1940 Act.

     RESTRICTIONS ON USE OF FUTURES TRANSACTIONS. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. (However, the Fund intends to engage in options and futures transactions only for hedging purposes.) Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases futures contracts or a call option with respect thereto or writes a put option on a futures contract, an amount of cash, cash equivalents or liquid securities will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     RISK FACTORS IN FUTURES TRANSACTIONS AND OPTIONS. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not offset completely by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

     The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the Municipal Bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of the Municipal Bonds held by the Fund may be greater.

     The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The Fund will enter into a futures position only if, in the judgment of the Manager, there appears to be an actively traded secondary market for such futures contracts.

     The successful use of transactions in futures and related options also depends on the ability of the Manager to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     Because of low initial margin deposits made on the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. Because the Fund will engage in the purchase and sale of futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the option purchased.

     Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than that in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.


INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

      1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.

      2. Make investments for the purpose of exercising control or management.

      3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

      5. Issue senior securities to the extent such issuance would violate applicable law.

      6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

      7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

      8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.


      Under the non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval, the Fund may not:


      a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.


      b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

      c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law.

      d. Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. In addition, the Fund will not purchase securities while borrowings are outstanding.

     In addition, to comply with Federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal income tax requirements.


     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Manager, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions." An exemptive order has been obtained which permits the Trust to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order.



                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees and executive officers of the Trust and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66) -- PRESIDENT AND TRUSTEE(1)(2) -- Chairman of the Manager and of Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Manager and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     JAMES H. BODURTHA (54) -- TRUSTEE(2) -- 36 Popponesset Road, Cotuit, Massachusetts 02635. Director and Executive Vice President, The China Business Group, Inc. since 1996. Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

     HERBERT I. LONDON (59) -- TRUSTEE(2) -- 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993; Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

     ROBERT R. MARTIN (71) -- TRUSTEE(2) -- 513 Grand Hill, St. Paul, Minnesota 55102. Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Chairman of the Board, WTC Industries, Inc. in 1994; Trustee, Northland College since 1992.

     JOSEPH L. MAY (69) -- TRUSTEE(2) -- 424 Church Street, Suite 2000, Nashville, Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983;

Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.


     ANDRE F. PEROLD (46) -- TRUSTEE(2) -- Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989 and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and TIBCO from 1994 to 1996.

     TERRY K. GLENN (58) -- EXECUTIVE VICE PRESIDENT(1)(2) -- Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. ("Princeton Administrators") since 1988.

     VINCENT R. GIORDANO (54) -- SENIOR VICE PRESIDENT(1)(2) -- Senior Vice President of the Manager and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

     KENNETH A. JACOB (47) -- VICE PRESIDENT(1)(2) -- First Vice President of MLAM since 1997; Vice President of the Manager since 1984; Vice President of MLAM from 1994 to 1997.

     HUGH T. HURLEY, III (34) -- PORTFOLIO MANAGER AND VICE PRESIDENT OF THE FUND(1)(2) -- Vice President of MLAM since 1996; Assistant Vice President of MLAM from 1993 to 1996; Municipal Bond Broker with Titus & Donnelley Municipal Bond Brokers from 1990 to 1993.

     DONALD C. BURKE (38) -- VICE PRESIDENT(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

     GERALD M. RICHARD (49) -- TREASURER(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President thereof since 1981.

     ROBERT E. PUTNEY, III (38) -- SECRETARY(1)(2) -- Director (Legal Advisory) of MLAM and Princeton Administrators since 1997; Vice President of MLAM from 1994 to 1997; Vice President of Princeton Administrators from 1991 to 1997; Attorney with MLAM from 1991 to 1994.

-------
(1) Interested person, as defined in the 1940 Act, of the Trust.
(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser or manager.



     At September 30, 1998, the Trustees, the officers of the Trust and the officers of the Fund as a group (13 persons) owned an aggregate of less than 1.0% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Trustee and officer of the Trust, the other officers of the Trust and the officers of the Fund owned less than 1.0% of the common stock of ML&Co.



COMPENSATION OF TRUSTEES


     The Trust pays each Trustee not affiliated with the Manager (each a "non-affiliated Trustee") a fee of $10,000 per year plus $1,000 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-affiliated Trustees, a fee of $2,000 per year plus $500 per meeting attended. The Trust reimburses each non-affiliated Trustee for his out-of-pocket expenses relating to attendance at Board and Committee meetings. The fees and expenses of the Trustees are allocated to the respective series of the Trust on the basis of asset size. For the fiscal year ended July 31, 1998, fees and expenses paid to non-affiliated Trustees that were allocated to the Fund aggregated $1,397.

     The following table sets forth the compensation paid by the Fund to the non-affiliated Trustees for the fiscal year ended July 31, 1998 and the aggregate compensation paid by all registered investment companies (including the Trust) advised by the Manager and its affiliate, MLAM ("FAM/MLAM Advised Funds") to the non-affiliated Trustees for the calendar year ended December 31, 1997:

                                                                            AGGREGATE
                                                                           COMPENSATION
                                                                       FROM TRUST AND OTHER
                                              PENSION OR RETIREMENT      FAM/MLAM-ADVISED
                             COMPENSATION      BENEFITS ACCRUED AS        FUNDS PAID TO
NAME OF TRUSTEE                FROM FUND    PART OF TRUST'S EXPENSES       TRUSTEE (1)
--------------------------- -------------- -------------------------- ---------------------
James H. Bodurtha .........    $ 292.61               None                $148,500
Herbert I. London .........    $ 292.61               None                $148,500
Robert R. Martin ..........    $ 292.61               None                $148,500
Joseph L. May .............    $ 292.61               None                $148,500
Andre F. Perold ...........    $ 292.61               None                $148,500


-------

(1) The Trustees serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (25 registered investment companies consisting of 43 portfolios); Mr. London (25 registered investment companies consisting of 43 portfolios); Mr. Martin (25 registered investment companies consisting of 43 portfolios); Mr. May (25 registered investment companies consisting of 43 portfolios); and Mr. Perold (25 registered investment companies consisting of 43 portfolios).




MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust -- Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as manager or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     Pursuant to a management agreement between the Trust on behalf of the Fund and the Manager (the "Management Agreement"), the Manager receives for its services to the Fund monthly compensation based upon the average daily net assets of the Fund at the following annual rates: 0.55% of the average daily net assets not exceeding $500 million; 0.525% of the average daily net assets exceeding $500 million but not exceeding $1.0 billion; and 0.50% of the average daily net assets exceeding $1.0 billion. For the fiscal years ended July 31, 1996 and 1997, the total advisory fees payable by the Fund to the Manager were $133,974 and $143,865, respectively, all of which were voluntarily waived. For the fiscal year ended July 31, 1998, the total advisory fee payable by the Fund to the Manager was $147,950, of which $120,685 was voluntarily waived by the Manager.

     The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML&Co. or any of its affiliates. The Fund pays all other expenses incurred in its operation and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective series of the Trust ("Series"). Expenses that will be borne directly by the Series include, among other things, redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor") as described below), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses that will be allocated on the basis of asset size of the respective Series include fees and expenses of unaffiliated Trustees, state franchise taxes, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust, and as additional Series are added to the Trust, the organizational expenses are allocated among the Series (including the Fund) in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Series to which the lawsuit relates or allocated on the basis of the asset size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal years ended July 31, 1996, 1997 and 1998, the Fund reimbursed the Manager $42,113, $61,207 and $31,159, respectively, for accounting services. As required by the Fund's distribution agreements, the Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses in connection with account maintenance and the distribution of Class B shares will be financed by the Fund pursuant to the Distribution Plan in compliance with Rule 12b-1 under the 1940 Act. See "Purchase of Shares -- Distribution Plans."

     The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     DURATION AND TERMINATION. Unless earlier terminated as described herein, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the Fund.


                               PURCHASE OF SHARES

     Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares under the Merrill Lynch Select Pricing(SM) System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class
A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan). Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."


     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or its affiliate, the Manager. Funds advised by MLAM or the Manager that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."


     The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and prospective investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.



INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1996 were $2,613, of which the Distributor received $168 and Merrill Lynch received $2,445. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1997 were $407, of which the Distributor received $32 and Merrill Lynch received $375. The gross sales charges for the sale of Class A shares for the fiscal year ended July 31, 1998 were $2,848, of which the Distributor received $193 and Merrill Lynch received $2,655. The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1996 were $6,272, of which the Distributor received $598 and Merrill Lynch received $5,674. The gross sales charges for the sale of Class D shares for the fiscal year ended July 31, 1997 were $7,929, of which the Distributor received $689 and Merrill Lynch received $7,240. The gross sales charges for the sale of Class D shares for the year ended July 31, 1998 were $8,295, of which the Distributor received $919 and Merrill Lynch received $7,376. For the fiscal years ended July 31, 1996, 1997 and 1998, the Distributor received no contingent deferred sales charges ("CDSCs") with respect to redemption within one year after purchase of Class A shares purchased subject to a front-end sales charge waiver. For fiscal years ended July 31, 1996, 1997 and 1998, the Distributor received no CDSCs with respect to redemption within one year after purchase of Class D shares purchased subject to a front-end sales charge waiver.


     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


     CLOSED-END FUND INVESTMENT OPTION. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by the Manager or MLAM who purchased such closed-end fund shares prior to October 21, 1994, the date the Merrill Lynch Select Pricing(SM) System commenced operations, and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.



REDUCED INITIAL SALES CHARGES


     RIGHT OF ACCUMULATION. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     LETTER OF INTENTION. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any other Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's Transfer Agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan participant, recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

     EMPLOYEE ACCESS(SM) ACCOUNTS. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee Access(SM) Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.


     TMA(SM) MANAGED TRUSTS. Class A shares are offered to TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

     PURCHASE PRIVILEGE OF CERTAIN PERSONS. Trustees of the Trust, members of the Boards of other MLAM-advised investment companies, ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, the Manager and certain other entities directly or indirectly wholly owned and controlled by ML&Co.), and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.


     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.


     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch Financial Consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, that are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.


DISTRIBUTION PLANS


     Reference is made to "Purchase of Shares -- Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the 1940 Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"), with respect to such classes.


     Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the 1940 Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act (the "Independent Trustees"), shall be committed to the discretion of the Independent Trustees then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Trust preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.


LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1.0% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.


     The following table sets forth comparative information as of July 31, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.


                      DATA CALCULATED AS OF JULY 31, 1998


                                                    ALLOWABLE    ALLOWABLE
                                         ELIGIBLE   AGGREGATE    INTEREST    MAXIMUM
                                           GROSS      SALES      ON UNPAID    AMOUNT
                                         SALES(1)    CHARGES    BALANCE(2)   PAYABLE
                                        ---------- ----------- ------------ ---------
                                                       (IN THOUSANDS)
CLASS B SHARES, FOR THE PERIOD
 OCTOBER 29, 1993 (COMMENCEMENT
 OF OPERATIONS) TO JULY 31, 1998:
Under NASD Rule as Adopted ............  $33,923      $2,120       $639      $2,759
Under Distributor's Voluntary Waiver ..  $33,923      $2,120       $170      $2,290
CLASS C SHARES, FOR THE PERIOD
 OCTOBER 21, 1994 (COMMENCEMENT
 OF OPERATIONS) TO JULY 31, 1998:
Under NASD Rule as Adopted ............  $ 3,733      $  233       $ 46      $  279



                                             AMOUNTS                        ANNUAL
                                           PREVIOUSLY     AGGREGATE      DISTRIBUTION
                                             PAID TO        UNPAID      FEE AT CURRENT
                                         DISTRIBUTOR(3)    BALANCE    NET ASSET LEVEL(4)
                                        ---------------- ----------- -------------------
                                                         (IN THOUSANDS)
CLASS B SHARES, FOR THE PERIOD
 OCTOBER 29, 1993 (COMMENCEMENT
 OF OPERATIONS) TO JULY 31, 1998:
Under NASD Rule as Adopted ............       $511          $2,248           $58
Under Distributor's Voluntary Waiver ..       $511          $1,779           $58
CLASS C SHARES, FOR THE PERIOD
 OCTOBER 21, 1994 (COMMENCEMENT
 OF OPERATIONS) TO JULY 31, 1998:
Under NASD Rule as Adopted ............       $ 28          $  251           $ 8


-------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in THE WALL STREET JOURNAL, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum (with respect to Class B and Class C shares) or the voluntary maximum (with respect to Class B shares).




                              REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.


     The value of shares at the time of the redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at any such time.



DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES


     As discussed in the Prospectus under "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares," while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in certain circumstances including following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended July 31, 1996, 1997 and 1998, the Distributor received CDSCs of $91,447, $75,006 and $39,627, respectively, with respect to redemptions of Class B shares, all of which were paid to Merrill Lynch. Additional CDSCs payable to the Distributor during the fiscal year ended July 31, 1997 and 1998, may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs. For the fiscal years ended July 31, 1996, 1997 and 1998, the Distributor received CDSCs of $530, $6,684 and $150, respectively, with respect to redemptions of Class C shares, all of which were paid to Merrill Lynch.



                             PORTFOLIO TRANSACTIONS

     Reference is made to "Investment Objective and Policies" and "Portfolio Transactions" in the Prospectus.


     Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. Since over-the-counter ("OTC") transactions are usually principal transactions, affiliated persons of the Trust, including Merrill Lynch, may not serve as dealer in connection with transactions with the Fund. The Trust has obtained an exemptive order permitting it to engage in certain principal transactions with Merrill Lynch involving high quality short-term municipal bonds subject to certain conditions. For the fiscal year ended July 31, 1996, the Fund engaged in four transactions pursuant to this order for an aggregate market value of $3,800,000. For the fiscal year ended July 31, 1997, the Fund engaged in five transactions pursuant to this order for an aggregate market value of $2,600,000. For the fiscal year ended July 31, 1998, the Fund engaged in five transactions pursuant to such order for an aggregate market value of $2,600,000. Affiliated persons of the Trust may serve as broker for the Fund in over-the-counter transactions conducted on an agency basis. Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees have considered all factors deemed relevant, and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.


     The Fund may not purchase securities, including Municipal Bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees of the Trust which either comply with rules adopted by the Commission or with interpretations of the Commission staff. Rule 10f-3 under the 1940 Act sets forth conditions under which the Fund may purchase municipal bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by the Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of the Fund which may be invested in a particular issue.

     The Fund does not expect to use any particular dealer in the execution of transactions but, subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     The Trust has no obligation to deal with any broker in the execution of transactions for the Fund's portfolio securities. In addition, consistent with the Rules of Fair Practice of the NASD and policies established by the Trustees of the Trust, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to its Manager. As a result of the investment policies described in the Prospectus, the Fund's annual portfolio turnover rate may be higher than that of other investment companies. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. The portfolio turnover rates for the fiscal years ended July 31, 1997 and 1998 were 94.90% and 88.89%, respectively.


     Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.


                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "Additional Information -- Determination of Net Asset Value" in the Prospectus for information concerning the determination of net asset value.


     The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributor, are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution fees, and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.


     The Municipal Bonds, and other portfolio securities in which the Fund invests, are traded primarily in OTC municipal bond and money markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


                              SHAREHOLDER SERVICES


     The Trust offers a number of shareholder services described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Trust, the Distributor or Merrill Lynch.



INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive, at least quarterly, statements from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. These statements will also show any other activity in the account since the previous statement. Shareholders also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gains distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of the shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares, and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.


AUTOMATIC INVESTMENT PLANS


     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealers. Voluntary accumulation also can be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automatic clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. An investor whose shares of the Fund are held within a CMA(R) or CBA(R) account may arrange to make periodic investments of $100 or more in Fund shares in their CMA(R) or CBA(R) account or in certain related accounts.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be automatically reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the monthly payment date for such dividends and distributions. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.


     Shareholders may, at any time, notify Merrill Lynch in writing if their account is maintained with Merrill Lynch or notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) if their account is maintained with the Transfer Agent that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, such instructions will be effected.


SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to make systematic withdrawals from an Investment Account of Class A, Class B, Class C or Class D shares on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.


     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment

Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Trust, the Transfer Agent or the Distributor.


     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Contingent Deferred Sales Charges -- Class B Shares" and " -- Contingent Deferred Sales Charges -- Class C Shares" in the Prospectus. Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares -- Conversion of Class B Shares to Class D Shares" in the Prospectus. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Consultant.



     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Trust will not knowingly accept purchase orders for shares of the Fund from investors who maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.


     Alternatively, a shareholder whose shares are held within a CMA(R) or CBA(R) may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the first Monday of the month is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the CMA(R) or CBA(R) Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Consultant.


EXCHANGE PRIVILEGE

     U.S. shareholders of each class of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market mutual fund specifically designated as available for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     EXCHANGES OF CLASS A AND CLASS D SHARES. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     EXCHANGES OF CLASS B AND CLASS C SHARES. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redempion, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

     EXCHANGES FOR SHARES OF A MONEY MARKET FUND. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and in the event of such an exchange, the period of time that the Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any conversion period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for those money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original Select Pricing Fund shares for purposes of reducing the CDSC or satisfying the conversion period.

     The Fund's exchange privilege is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

     EXERCISE OF THE EXCHANGE PRIVILEGE. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.


                            DISTRIBUTIONS AND TAXES

     The Trust intends to continue to qualify the Fund for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Fund to distribute substantially all of such income. So long as the Fund qualifies as a RIC under the Code, it will not be subject to any Maryland income tax.

     As discussed in the Fund's Prospectus, the Trust has established other series in addition to the Fund (together with the Fund, the "Series"). Each Series of the Trust is treated as a separate corporation for Federal income tax purposes. Each Series, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Series do not offset gains in another Series, and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined for each Series at the Series level rather than at the Trust level.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.


     The Trust intends to qualify the Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such Section, if, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of the Fund's taxable year. For this purpose, the Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax or Maryland income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.


     The portion of the Fund's exempt-interest dividends paid from interest received by the Fund from Maryland Municipal Bonds and distributions attributable to gains from Maryland Municipal Bonds (other than obligations issued by U.S. possessions) or interest on U.S. Government obligations will be exempt from Maryland personal and corporate income taxes; any other dividends from the Fund will be subject to Maryland income tax. However, shareholders of the Fund that are financial institutions otherwise subject to Maryland financial institution franchise taxes would be subject to such taxes on distributions received from the Fund (including exempt-interest dividends). Individual shareholders subject to income taxation by states other than Maryland will realize a lower after tax rate of return than Maryland shareholders since the dividends distributed by the Fund generally will not be exempt, to any significant degree, from income taxation by such other states. The Trust will inform shareholders annually regarding the portion of the Fund's distributions that constitutes exempt-interest dividends and the portion that is exempt from Maryland income taxes. The Fund will allocate exempt-interest dividends among Class A, Class B, Class C and Class D shareholders for Maryland income tax purposes based on a method similar to that described above for Federal income tax purposes.

     Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds
(i) are not Maryland Municipal Bonds or (ii) are Maryland Municipal Bonds issued by U.S. possessions. Accordingly, up to 50% of any distributions of the Fund's portfolio attributable to such private activity bonds may not be exempt from Maryland State and local individual income taxes.

     Shares of the Fund will not be subject to the Maryland personal property tax.


     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered taxable ordinary income for Federal and Maryland income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares, and, for Maryland income tax purposes, are treated as capital gains which are taxed at ordinary income tax rates unless derived from the sale of Maryland Municipal Bonds (other than obligations issued by U.S. possessions). Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of the Fund's taxable year, the Trust will provide shareholders with a written notice designating the amounts of any exempt-interest dividends, ordinary income dividends or capital gain dividends as well as any amounts of capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specific date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on certain "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (E.G., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund will purchase such "private activity bonds" and the Trust will report to shareholders within 60 days after the calendar year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in high yield securities rated as described in the Prospectus. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge such shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.


TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities ("financial futures contracts"). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, I.E., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss from transactions in options and financial futures contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.


     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations and Maryland tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder and the applicable Maryland tax laws. The Code and the Treasury regulations, as well as the Maryland tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisors regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, state, local or foreign taxes.



                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data, as well as yield and tax-equivalent yield, in advertisements or information furnished to present or prospective shareholders. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. Total return, yield and tax-equivalent yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return, yield and tax-equivalent yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth below is the total return, yield and tax-equivalent yield information for Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.




                                                               CLASS A SHARES                        CLASS B SHARES
                                                    ------------------------------------- ------------------------------------
                                                        EXPRESSED          REDEEMABLE         EXPRESSED         REDEEMABLE
                                                     AS A PERCENTAGE       VALUE OF A      AS A PERCENTAGE      VALUE OF A
                                                        BASED ON A        HYPOTHETICAL        BASED ON A       HYPOTHETICAL
                                                       HYPOTHETICAL    $1,000 INVESTMENT     HYPOTHETICAL    $1,000 INVESTMENT
                                                          $1,000           AT THE END           $1,000          AT THE END
                       PERIOD                           INVESTMENT       OF THE PERIOD        INVESTMENT       OF THE PERIOD
--------------------------------------------------- ----------------- ------------------- ----------------- ------------------
                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended July 31, 1998 ......................        2.20%          $ 1,022.00             1.92%          $ 1,019.20
Inception (October 29, 1993) to July 31, 1998 .....        3.98%          $ 1,203.80             4.34%          $ 1,223.80
                                                                                ANNUAL TOTAL RETURN
                                                                    (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended July 31,
   1998 ...........................................        6.46%          $ 1,064.60             5.92%          $ 1,059.20
   1997 ...........................................       10.35%          $ 1,103.50             9.79%          $ 1,097.90
   1996 ...........................................        5.85%          $ 1,058.50             5.19%          $ 1,051.90
   1995 ...........................................        5.39%          $ 1,053.90             4.96%          $ 1,049.60
Inception (October 29, 1993) to July 31, 1994 .....       (4.32%)         $   956.80            (4.68%)         $   953.20
                                                                              AGGREGATE TOTAL RETURN
                                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (October 29, 1993) to July 31, 1998 .....       20.38%          $ 1,203.80            22.38%          $ 1,223.80
Inception (October 21, 1994) to July 31, 1998 .....
                                                                                        YIELD
30 days ended July 31, 1998 .......................        3.84%                                 3.50%
                                                                               TAX-EQUIVALENT YIELD*
30 days ended July 31, 1998 .......................        5.33%                                 4.86%

-------
* Based on a Federal income tax rate of 28%.

                                                               CLASS C SHARES                        CLASS D SHARES
                                                    ------------------------------------- ------------------------------------
                                                        EXPRESSED          REDEEMABLE         EXPRESSED         REDEEMABLE
                                                     AS A PERCENTAGE       VALUE OF A      AS A PERCENTAGE      VALUE OF A
                                                        BASED ON A        HYPOTHETICAL        BASED ON A       HYPOTHETICAL
                                                       HYPOTHETICAL    $1,000 INVESTMENT     HYPOTHETICAL    $1,000 INVESTMENT
                                                          $1,000           AT THE END           $1,000          AT THE END
                       PERIOD                           INVESTMENT       OF THE PERIOD        INVESTMENT       OF THE PERIOD
--------------------------------------------------- ----------------- ------------------- ----------------- ------------------
                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
One year ended July 31, 1998 ......................        4.70%      $ 1,047.00                 2.10%          $ 1,021.00
Inception (October 21, 1994) to July 31, 1998 .....        7.70%      $ 1,323.00                 7.09%          $ 1,295.50
                                                                                ANNUAL TOTAL RETURN
                                                                    (EXCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Year ended July 31,
   1998 ...........................................        5.70%      $ 1,057.00                 6.35%          $ 1,063.50
   1997 ...........................................        9.67%      $ 1,096.70                10.24%          $ 1,102.40
   1996 ...........................................        5.18%      $ 1,051.80                 5.63%          $ 1,056.30
Inception (October 21, 1994) to July 31, 1995 .....        8.51%      $ 1,085.10                 8.94%          $ 1,089.40
                                                                              AGGREGATE TOTAL RETURN
                                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGE)
Inception (October 21, 1994) to July 31, 1998 .....       32.30%      $ 1,323.00                29.51%          $ 1,295.10
                                                                                        YIELD
30 days ended July 31, 1998 .......................        3.39%                                 3.75%
                                                                               TAX-EQUIVALENT YIELD*
30 days ended July 31, 1998 .......................        4.71%                                 5.21%


-------
* Based on a Federal income tax rate of 28%.

     In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.



                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Declaration of Trust provides that the Trust shall be comprised of separate Series ("Series") each of which will consist of a separate portfolio which will issue separate shares. The Trust is presently comprised of the Fund, Merrill Lynch Arizona Municipal Bond Fund, Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund, Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch Massachusetts Municipal Bond Fund, Merrill Lynch Michigan Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund, Merrill Lynch New Mexico Municipal Bond Fund, Merrill Lynch New York Municipal Bond Fund, Merrill Lynch North Carolina Municipal Bond Fund, Merrill Lynch Ohio Municipal Bond Fund, Merrill Lynch Oregon Municipal Bond Fund, Merrill Lynch Pennsylvania Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. At the date of this Statement of Additional Information, the shares of the Fund are divided into Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

     All shares of the Trust have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series and, as noted above, Class B, Class C and Class D shares will have exclusive voting rights with respect to matters relating to the account maintenance and/or distribution expenses, as appropriate, being borne solely by such class. Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions declared with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses relating to distribution and/or account maintenance of the Class B, Class C and Class D shares are borne solely by the respective class. There normally will be no meeting of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust or of the affected Series or class, as applicable.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

     The Manager provided the initial capital for the Fund by purchasing 10,000 shares of the Fund for $100,000. Such shares were acquired for investment and can only be disposed of by redemption. The organizational expenses of the Fund were paid by the Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager (or any subsequent holder) upon the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased. Such organizational expenses include certain of the initial organizational expenses of the Trust which have been allocated to the Fund by the Trustees. If additional Series are added to the Trust, the organizational expenses will be allocated among the Series in a manner deemed equitable by the Trustees.


COMPUTATION OF OFFERING PRICE PER SHARE


     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on July 31, 1998 is calculated as set forth below.





                                                                      CLASS A          CLASS B         CLASS C         CLASS D
                                                                  --------------- ---------------- --------------- ---------------
Net Assets ......................................................   $ 2,303,381     $ 23,306,350     $ 2,306,397     $ 1,107,143
                                                                    ===========     ============     ===========     ===========
Number of Shares Outstanding ....................................       235,059        2,377,971         235,257         113,019
                                                                    ===========     ============     ===========     ===========
Net Asset Value Per Share (net assets divided by number of shares
 outstanding) ...................................................   $      9.80     $       9.80     $      9.80     $      9.80
Sales Charge for Class A and Class D shares: 4.00% of offering
 price (4.17% of net asset value per share*) ....................           .41                **              **            .41
                                                                    -----------     -------------    ------------    -----------
Offering Price ..................................................   $     10.21     $       9.80     $      9.80     $     10.21
                                                                    ===========     ============     ===========     ===========


-------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares
   -- Deferred Sales Charge Alternatives -- Class B and Class C Shares" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS


     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the independent Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Fund.



CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101, acts as the custodian of the Fund's assets. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.


TRANSFER AGENT


     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Trust -- Transfer Agency Services" in the Prospectus.



LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.


REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on July 31 of each year. The Trust sends to shareholders of the Fund at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.


ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.


     The Declaration of Trust establishing the Trust dated August 2, 1985, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "Merrill Lynch Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to any such person's private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" only shall be liable.



     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on October 1, 1998.


                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated by reference in this Statement of Additional Information to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling 1-800-456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                                  APPENDIX I

                        ECONOMIC CONDITIONS IN MARYLAND

     THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

     There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Municipal Obligations held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.


     THE STATE AND ITS ECONOMY. Maryland encompasses a geographic area of 12,186 square miles and ranks 42nd among the 50 states in size. Maryland's land area (exclusive of inland waterways and the 1,726 square miles of the Chesapeake Bay) is 9,775 square miles. According to the Maryland Office of Planning, Maryland's population in 1997 was 5,094,300, reflecting an increase of 5.7% from the 1990 Census which showed a Maryland population of 4,780,800. Maryland's population is concentrated in urban areas; the eight counties and Baltimore City located in the Baltimore and Washington corridor contain 37.4% of the State's land area and 86.9% of its population. Overall Maryland's population per square mile in 1990 was 489.1. In each Census report since 1940 (except in 1980), the percentage population increase in Maryland has exceeded the nation as a whole.

     After enjoying rapid economic growth in the 1980's, Maryland has experienced declining rates of growth in the 1990's. Total personal income in Maryland grew at annual rates between 6.3% and 11.5% in each of the years 1984 through 1990, but grew at a rate of 3.1% in 1991, 4.0% in 1992, 4.3% in 1993,
5.1% in 1994, 5.2% in 1995, 4.9% in 1996 and 5.4% in 1997. Similarly, per
capita personal income, which had grown at rates no lower than 6.4% for the period from 1972 to 1989, grew at a rate of 4.8% in 1990, 1.9% in 1991, 3.0% in 1992, 3.4% in 1993, 4.2% in 1994, 4.4% in 1995, 4.2% in 1996 and 4.7% in 1997.
Unemployment in Maryland peaked in 1982 at 8.5%, then decreased steadily to a low of 3.7% in 1989. Unemployment increased to 4.7% in 1990, to 6.0% in 1991, to 6.7% in 1992, but in 1993, 1994, 1995, 1996 and 1997 unemployment decreased to 6.2%, 5.1%, 5.1%, 4.9% and 5.1%, respectively.

     Retail sales in Maryland decreased by 2.2% in 1991, and grew by 0.2% in 1992, 6.1% in 1993, 9.6% in 1994, 2.9% in 1995 and 1.5% in 1996 versus nationwide growth of 0.6%, 4.8%, 6.5%, 7.5%, 4.7% and 5.3% in such years, respectively.

     Services (including mining), wholesale and retail trade, government, and manufacturing (primarily printing and publishing, food and kindred products, instruments and related products, industrial machinery, electronic equipment, and chemical and allied products) are the leading areas of employment in Maryland. In contrast to the nation as a whole, more people in Maryland are employed in government than in manufacturing. Between 1977 and 1997, manufacturing employment decreased 25.2%, while non-manufacturing employment increased 58.3%.

     STATE FISCAL INFORMATION. The State's total expenditures for the fiscal years ending June 30, 1995, June 30, 1996 and June 30, 1997 were $13.528 billion, $14.168 billion and $14.787 billion, respectively. In April, 1996, the General Assembly approved a $14.6 billion 1997 fiscal year budget. The budget as enacted included funds sufficient to meet all fiscal year 1996 deficiencies and to meet all specific statutory funding requirements; the budget incorporates $29 million in savings from revisions to the State personnel system and reform to the welfare and Medicare programs. When this budget was enacted, the State estimated that the General Fund surplus on a budgetary basis at June 30, 1996 would be approximately $22.5 million. The State ended fiscal year 1997 with a General Fund surplus on a budgetary basis at June 30, 1997 of $207.2 million. The State ended fiscal year 1997 with $490.1 million in the Revenue Stabilization Account of the State Reserve Fund, which exceeded 5% of general fund revenues.

     In April, 1997 the General Assembly approved a $15.4 billion 1998 fiscal year budget. This budget (i) included funds sufficient to meet all specific statutory funding requirements; (ii) incorporated the first year of a five-year phase-in of a 10% reduction in personal income taxes (estimated to reduce revenues by $38.5 million in fiscal year 1998 and $450 million when fully phased
in) and certain reductions in sales taxes on certain manufacturing equipment (estimated to reduce revenues by $38.6 million when the reductions are fully phased-in during fiscal year 2001); and (iii) included the first year's $30 million funding under an agreement to provide additional funds totaling $230 million over a five-year period to schools in the City of Baltimore and related grants to other subdivisions totaling $32 million. When this budget was enacted, the State estimated the General Fund surplus on a budgetary basis would be $28.2 million, in addition to which the State projected that there would be a balance of $532 million in the Revenue Stabilization Account of the State Reserve Fund. The General

Fund surplus on a budgetary basis at June 30, 1998 was $420 million.
In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund was $617.9 million at June 30, 1998.



     The Budget approved for fiscal year 1999 included, among other things: sufficient funds to meet all specific statutory funding requirements; sufficient funds to meet the actuarial recommended contributions for the seven retirement systems; sufficient general funds for debt service on general obligation bonds to maintain the State property tax rate; $3.3 billion in direct aid to local governments and retirement contributions; and net general fund deficiency appropriations of $75.5 million for fiscal year 1998, which include $25 million for computer programming modifications to address the "Year 2000" problem. Based on the 1999 Budget, it is currently estimated that the General Fund surplus on a budgetary basis at June 30, 1999 will be approximately $117 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $635 million at June 30, 1999 (after $185.2 million is transferred to the General Fund).


     STATE-LEVEL MUNICIPAL OBLIGATIONS. The State of Maryland and its various political subdivisions issue a number of different kinds of Municipal Obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases.

     The State of Maryland issues general obligation bonds, debt service on which is payable (to the extent not paid from other sources) from ad valorem property taxes. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The State also enters into lease-purchase agreements, participation interests in which are often sold publicly as individual securities. These obligations are subject to annual appropriation by the General Assembly.


     As of October 1998, the State's general obligation bonds were rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's ("S&P"), and "AAA" by Fitch IBCA, Inc. ("Fitch"). There can be no assurance that these ratings will continue.

     The Maryland Department of Transportation issues Consolidated Transportation Bonds, which are payable out of specific excise taxes, motor vehicle taxes and corporate income taxes, and from the general revenues of the Department or from amounts payable under agreements between the Department and participating counties. Issued to finance highway, port, transit, rail and aviation facilities, these bonds were rated "Aa2" by Moody's, "AA" by S&P and "AA" by Fitch. The Maryland Transportation Authority, a unit of the Department, issues its own revenue bonds for transportation facilities, which are payable from certain highway, bridge and tunnel tolls. These bonds are rated "A+" by S&P. There can be no assurance that these ratings will continue.

     Other State agencies which issue Municipal Obligations include the Maryland Stadium Authority, which has issued bonds payable from sports facility and other lease revenues and certain lottery revenues, the Maryland Water Quality Financing Administration, which issues bonds to provide loans to local governments for wastewater control projects, the Community Development Administration of the Department of Housing and Community Development, which issues mortgage revenue bonds for housing, the Maryland Environmental Service, which issues bonds secured by the revenues from its various water supply, wastewater treatment and waste management projects, and the various public institutions of higher education in the State (which include the University System of Maryland, Morgan State University, Baltimore City Community College and St. Mary's College of Maryland), which issue their own revenue bonds. None of these bonds constitutes debt of the State or is secured by a pledge of the full faith and credit of the State of Maryland. The issuers of these obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     In addition, a number of State authorities issue conduit revenue bonds, including the Maryland Health and Higher Educational Facilities Authority, which issues revenue bonds for nonprofit health care institutions, noncollegiate schools and institutions of higher education, the Northeast Maryland Waste Disposal Authority, which issues revenue bonds to finance solid waste disposal facilities, and the Maryland Industrial Development Financing Authority, the Maryland Economic Development Corporation and the Maryland Energy Financing Administration, which issue revenue bonds to finance eligible projects for private borrowers under relevant State and Federal laws. These bonds are payable solely from the loan payments made by borrowers and other financing participants, and their credit quality varies with the financial strengths of these entities.

     MUNICIPAL OBLIGATIONS OF MARYLAND LOCAL GOVERNMENTS. Maryland has 24 geographical subdivisions, comprised of 23 counties plus the independent City of Baltimore, which functions much like a county. Some of the counties and the City of Baltimore operate pursuant to the provisions of charters or codes of their own adoption, while others operate pursuant to State statutes.

     Maryland counties and the City of Baltimore receive most of their revenues from ad valorem taxes on real and personal property, individual income taxes, transfer taxes, miscellaneous taxes and aid from the State. Their expenditures include public education, public safety, public works, health, public welfare, court and correctional services, and general governmental costs.

     The economic factors affecting the State, as discussed above, also have affected the counties and the City of Baltimore. In addition, reductions in State aid caused by State budget deficits have caused the local governments to trim expenditures and, in some cases, raise taxes.


     Recent available ratings of the counties and the City of Baltimore are as follows: general obligation bonds of Montgomery County (abutting Washington, D.C.) are rated "Aaa" by Moody's and "AAA" by S&P; Anne Arundel County issues general obligation bonds which are rated "AA+" by both Fitch and S&P and "Aa2" by Moody's; Prince George's County, also in the Washington, D.C. suburbs, issues general obligation bonds rated "Aa3" by Moody's and "AA-" by S&P; Baltimore County, a separate political subdivision surrounding the City of Baltimore, issues general obligation bonds rated "Aaa" by Moody's and "AAA" by S&P. The City of Baltimore's general obligation bonds are rated "A1" by Moody's and "A" by S&P and the other counties in Maryland which are rated all have general obligation bond ratings of "A" or better, except for Allegany County and Garrett County, the bonds of which are rated "Baa2" and "Baa3," respectively, by Moody's. There can be no assurance that these ratings will continue.


     Two bi-county agencies issue bonds to finance facilities for Montgomery and Prince George's Counties. The Washington Suburban Sanitary Commission, which provides water and sewerage services, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P. There can be no assurance that these ratings will continue. The Maryland-National Capital Park and Planning Commission, which administers a park system for these counties, issues general obligation bonds that are guaranteed by the county in which the financed facilities are located.

     Additionally, many of the municipal corporations in Maryland (such as the cities of Annapolis, Frederick and Rockville) have issued general obligation bonds. These municipalities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by rated Maryland counties.

     OTHER ISSUERS OF MARYLAND MUNICIPAL OBLIGATIONS. Many of Maryland's counties have established subsidiary agencies with bond issuing powers, such as sanitary districts, housing authorities, parking revenue authorities and industrial development authorities. In addition, all Maryland municipalities have the authority under State law to issue conduit revenue bonds payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.

                                  APPENDIX II

                           RATINGS OF MUNICIPAL BONDS


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
("MOODY'S") LONG-TERM DEBT RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.


     SHORT-TERM NOTES: The three ratings of Moody's for short-term notes are MIG-1/VMIG1, MIG-2/VMIG2 and MIG-3/VMIG3; MIG-1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG-2/VMIG2 denotes "high quality" with ample margins of protection; MIG-3/VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades."


DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

     -- Leading market positions in well-established industries.
     -- High rates of return on funds employed.
     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
     -- Broad margins in earning coverage of fixed financial charges and high internal cash generation.
     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.



DESCRIPTION OF STANDARD & POOR'S ("STANDARD & POOR'S") ISSUE CREDIT RATING DEFINITIONS

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

     The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to the market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

    I. Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation; and

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B,  An obligation rated "BB," "B," "CCC," "CC" and "C" is regarded as
CCC,    having significant speculative characteristics. "BB" indicates the
CC, C least degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term lease obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" Rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF FITCH IBCA, INC. ("FITCH") RATINGS

     Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA" -- "BBB" categories; short-term "F1" -- "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term "BB" -- "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

     Entities or issues carrying the same rating are of a similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.


INTERNATIONAL CREDIT RATINGS

     Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long- and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

ANALYTICAL CONSIDERATIONS

     When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

     Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the "DDD" category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

     Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.


INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


 SPECULATIVE GRADE

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A "CC" rating indicated that default of some kind appears probable. "C" ratings signal imminent default.

DDD,    DEFAULT. Securities are not meeting current obligations and are
DD,     extremely speculative. "DDD" designates the highest potential for
D       recovery of amounts outstanding on any securities involved. For
        U.S. corporates, for example, "DD" indicates expected recovery of 50%-90% of such outstandings, and "DD," the lowest recovery potential, I.E., below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D       DEFAULT. Denotes actual or imminent payment default.

-------

Notes:

     "+" or " - " may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below, "CCC" or to short-term ratings other than "F1."

     "NR" indicates that Fitch does not rate the issuer or issue in question.

     "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                     [This page intentionally left blank.]

                               TABLE OF CONTENTS

                                                            PAGE
                                                           -----
Investment Objective and Policies ......................     2
Description of Municipal Bonds and Temporary
   Investments .........................................     4
   Description of Municipal Bonds ......................     4
   Description of Temporary Investments ................     5
   Repurchase Agreements ...............................     6
   Financial Futures Transactions and Options ..........     7
   Investment Restrictions .............................    10
Management of the Trust ................................    11
   Trustees and Officers ...............................    11
   Compensation of Trustees ............................    12
   Management and Advisory Arrangements ................    13
Purchase of Shares .....................................    14
   Initial Sales Charge Alternatives -- Class A and
      Class D Shares ...................................    14
   Reduced Initial Sales Charges .......................    15
   Distribution Plans ..................................    17
   Limitations on the Payment of Deferred Sales
      Charges ..........................................    17
Redemption of Shares ...................................    18
   Deferred Sales Charges -- Class B and Class C
      Shares ...........................................    18
Portfolio Transactions .................................    19
Determination of Net Asset Value .......................    20
Shareholder Services ...................................    20
   Investment Account ..................................    20
   Automatic Investment Plans ..........................    21
   Automatic Reinvestment of Dividends and
      Capital Gains Distributions ......................    21
   Systematic Withdrawal Plans .........................    21
   Exchange Privilege ..................................    22
Distributions and Taxes ................................    24
   Tax Treatment of Option and Futures
      Transactions .....................................    26
Performance Data .......................................    27
General Information ....................................    28
   Description of Shares ...............................    28
   Computation of Offering Price Per Share .............    29
   Independent Auditors ................................    30
   Custodian ...........................................    30
   Transfer Agent ......................................    30
   Legal Counsel .......................................    30
   Reports to Shareholders .............................    30
   Additional Information ..............................    30
Financial Statements ...................................    30
Appendix I -- Economic Conditions in Maryland ..........    31
Appendix II -- Ratings of Municipal Bonds ..............    34



                                                                Code #16860-1198


[LOGO] MERRILL LYNCH

MERRILL LYNCH
MARYLAND MUNICIPAL
BOND FUND

of Merrill Lynch Multi-State
Municipal Series Trust


[GRAPHIC]


STATEMENT OF
ADDITIONAL
INFORMATION


November 6, 1998


Distributor:
Merrill Lynch
Funds Distributor

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial Statements

     Contained in Part A:

      Financial Highlights for each of the years in the four-year period ended
       July 31, 1998 and for the period October 29, 1993 (commencement of operations) to July 31, 1994.

     Incorporated by reference in Part B:
     Financial Statements:
      Schedule of Investments as of July 31, 1998.*
      Statement of Assets and Liabilities as of July 31, 1998.*
      Statement of Operations for the year ended July 31, 1998.*
      Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 1998.*
      Financial Highlights for each of the years in the four-year period ended July 31, 1998 and for the period
       October 29, 1993 (commencement of operations) to July 31, 1994.*

---------

* Included in Registrant's 1998 Annual Report to shareholders filed with the Securities and Exchange Commission for the year ended July 31, 1998 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


     (b) Exhibits





   EXHIBIT
   NUMBER                                                  DESCRIPTION
------------                                               -----------
       1(a)   -- Declaration of Trust of the Registrant, dated August 2, 1985.(a)
        (b)   -- Amendment to Declaration of Trust, dated September 18, 1987.(a)
        (c)   -- Amendment to Declaration of Trust, dated December 21, 1987.(a)
        (d)   -- Amendment to Declaration of Trust, dated October 3, 1988.(a)
        (e)   -- Amendment to Declaration of Trust, dated October 17, 1994 and instrument establishing Class C and Class D shares of beneficial interest.(a)
        (f)   -- Instrument establishing Merrill Lynch Maryland Municipal Bond Fund (the "Fund") as a series of
                 Registrant.(d)
        (g)   -- Instrument establishing Class A and Class B shares of beneficial interest of the Fund.(e)
       2      -- By-Laws of Registrant.(a)
       3      -- None.
       4      -- Portions of the Declaration of Trust, Establishment and Designation and By-Laws of the Registrant
                 defining the rights of holders of the Fund as a series of the Registrant.(b)
       5(a)   -- Form of Management Agreement between Registrant and Fund Asset Management, L.P.(a)
        (b)   -- Supplement to Management Agreement between Registrant and Fund Asset Management, L.P.(f)
       6(a)   -- Form of Revised Class A Shares Distribution Agreement between Registrant and Merrill Lynch
                 Funds Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
        (b)   -- Form of Class B Shares Distribution Agreement between Registrant and Merrill Lynch Funds
                 Distributor, Inc.(a)
        (c)   -- Form of Class C Shares Distribution Agreement between Registrant and Merrill Lynch Funds
                 Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
        (d)   -- Form of Class D Shares Distribution Agreement between Registrant and Merrill Lynch Funds
                 Distributor, Inc. (including Form of Selected Dealers Agreement).(f)
        (e)   -- Letter Agreement between the Fund and Merrill Lynch Funds Distributor, Inc., dated September
                 15, 1993, in connection with the Merrill Lynch Mutual Fund Advisor program.(e)
       7      -- None.
       8      -- Form of Custody Agreement between Registrant and State Street Bank & Trust Company.(g)
       9      -- Amended Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency
                 Agreement between Registrant and Financial Data Services, Inc. (formerly known as Merrill
                 Lynch Financial Data Services, Inc.)(c)
      10      -- Opinion of Brown & Wood LLP, counsel for the Registrant.(i)
      11      -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
      12      -- None.

   EXHIBIT
    NUMBER                                                 DESCRIPTION
-------------                                              -----------
       13      -- Certificate of Fund Asset Management, L.P.(d)
       14      -- None.
       15(a)   -- Class B Distribution Plan and Class B Distribution Plan Sub-Agreement of the Registrant.(f)
         (b)   -- Form of Class C Distribution Plan and Class C Distribution Plan Sub-Agreement of the
                  Registrant.(f)
         (c)   -- Form of Class D Distribution Plan and Class D Distribution Plan Sub-Agreement of the
                  Registrant.(f)
       16(a)   -- Schedule for computation of each performance quotation provided in the Registration Statement in
                  Response to Item 22 relating to Class A shares.(e)
         (b)   -- Schedule for computation of each performance quotation provided in the Registration Statement in
                  Response to Item 22 relating to Class B shares.(e)
         (c)   -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class C shares.(a)
         (d)   -- Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22 relating to Class D shares.(a)
       17(a)   -- Financial Data Schedule for Class A shares.
         (b)   -- Financial Data Schedule for Class B shares.
         (c)   -- Financial Data Schedule for Class C shares.
         (d)   -- Financial Data Schedule for Class D shares.
       18      -- Merrill Lynch Select Pricing(SM) System Plan pursuant to Rule 18f-3.(h)

---------
(a) Filed on October 24, 1995 as an Exhibit to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended relating to shares of the Fund (File No. 33-49873) (the "Registration Statement").

(b) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, as amended, filed as Exhibits 1(a), 1(b), 1(c), 1(d) and 1(e) with Post-Effective Amendment No. 3 to the Registration Statement; to the Certificates of Establishment and Designation establishing the Fund as a series of the Registrant and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibits 1(f) and 1(g), respectively, with Post-Effective Amendment No. 3 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 with Post-Effective Amendment No. 3 to the Registration Statement.

(c) Filed on July 30, 1993 as an Exhibit to the Registration Statement.

(d) Filed on September 3, 1993 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.

(e) Filed on February 24, 1994 as an Exhibit to Post-Effective Amendment No. 1 to the Registration Statement.

(f) Filed on October 14, 1994 as an Exhibit to Post-Effective Amendment No. 2 to the Registration Statement.

(g) Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on October 14, 1994, relating to shares of the Merrill Lynch Minnesota Municipal Bond Fund series of the Registrant (File No. 33-44734).

(h) Incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, filed on January 25, 1996, relating to shares of the Merrill Lynch New York Municipal Bond Fund series of the Registrant (File No. 2-99473).


(i) Previously filed as an Exhibit to the Registration Statement.



ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

                                                                        NUMBER OF
                                                                        HOLDERS AT
                                                                    SEPTEMBER 30, 1998
TITLE OF CLASS                                                     -------------------
Class A shares of beneficial interest, par value $0.10 per share..         147
Class B shares of beneficial interest, par value $0.10 per share..         790
Class C shares of beneficial interest, par value $0.10 per share..          94
Class D shares of beneficial interest, par value $0.10 per share..          52


---------

Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").



ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:


     "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the 1940 Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Class A, Class B, Class C and Class D Shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.


     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end registered investment companies:
CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.


     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as the investment adviser for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Real Estate Fund, Inc., Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Funds, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

     The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Government Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton

Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Princeton Funds Distributor, Inc. ("PFD") and of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281-1201. The address of the Fund's transfer agent, Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 1, 1996 for his, her or its own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of substantially all of the investment companies described in the preceding paragraphs and Messrs. Giordano, Harvey, Kirstein, and Monagle are officers of one or more of such companies.


     Officers and partners of FAM are set forth as follows:

                                  POSITION(S) WITH              OTHER SUBSTANTIAL BUSINESS,
NAME                                 THE MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
----                          ------------------------       ----------------------------------
ML & Co. .................... Limited Partner          Financial Services Holding Company; Limited
                                                         Partner of MLAM

Princeton Services .......... General Partner          General Partner of MLAM

Arthur Zeikel ............... Chairman                 Chairman of MLAM; President of MLAM
                                                         and FAM from 1977 to 1997; Chairman
                                                         and Director of Princeton Services;
                                                         President of Princeton Services from 1993
                                                         to 1997; Executive Vice President of ML& Co.

Jeffrey M. Peek ............. President                President of MLAM; President and Director
                                                         of Princeton Services; Executive Vice
                                                         President of ML&Co.; Managing Director
                                                         and Co-Head of the Investment Banking
                                                         Division of Merrill Lynch in 1997; Senior
                                                         Vice President and Director of the Global
                                                         Securities and Economics Division of
                                                         Merrill Lynch from 1995 to 1997.

Mark DeSario ................ Senior Vice President    Senior Vice President of MLAM

Terry K. Glenn .............. Executive Vice           Executive Vice President of MLAM;
                                President                Executive Vice President and Director of
                                                         Princeton Services; President and Director
                                                         of PFD; Director of FDS; President of
                                                         Princeton Administrators

Linda L. Federici ........... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President of Princeton Services

Vincent R. Giordano ......... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President of Princeton Services

Elizabeth Griffin ........... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President of Princeton Services

Norman R. Harvey ............ Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President of Princeton Services

Michael J. Hennewinkel ...... Senior Vice President,   Senior Vice President, Secretary and General
                                Secretary and            Counsel of MLAM; Senior Vice President
                                General Counsel          of Princeton Services

Philip L. Kirstein .......... Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President and Secretary of Princeton Services

Ronald M. Kloss ............. Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                         President of Princeton Services

                                  POSITION(S) WITH             OTHER SUBSTANTIAL BUSINESS,
NAME                                THE MANAGER             PROFESSION, VOCATION OR EMPLOYMENT
----                          -----------------------       ----------------------------------
Debra W. Landsman-Yaros ..... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services; Vice
                                                        President of PFD

Stephen M.M. Miller ......... Senior Vice President   Executive Vice President of Princeton
                                                        Administrators; Senior Vice President of
                                                        Princeton Services

Joseph T. Monagle, Jr. ...... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services

Brian A. Murdock ............ Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services; Director of
                                                        PFD

Michael L. Quinn ............ Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services; Managing
                                                        Director and First Vice President of Merrill
                                                        Lynch from 1989 to 1995

Gerald M. Richard ........... Senior Vice President   Senior Vice President and Treasurer of
                                and Treasurer           MLAM; Senior Vice President and
                                                        Treasurer of Princeton Services; Vice
                                                        President and Treasurer of PFD

Gregory Upah ................ Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services

Ronald L. Welburn ........... Senior Vice President   Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services


ITEM 29. PRINCIPAL UNDERWRITERS.


     (a) MLFD, a division of PFD, acts as the principal underwriter for the Registrant and for each of the open-end registered investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., and The Municipal Fund Accumulation Program, Inc. MLFD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc., Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc. A separate division of PFD acts as the principal underwriter of a number of other investment companies.

     (b) Set forth below is information concerning each director and officer of PFD. The principal business address of each such person is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Messrs. Breen, Crook, Fatseas and Wasel is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.



                                        POSITION(S) AND OFFICES       POSITION(S) AND OFFICES
NAME                                           WITH MLFD                  WITH REGISTRANT
----                                ------------------------------   -------------------------
Terry K. Glenn ..................   President and Director           Executive Vice President
Brian A. Murdock ................   Director                         None
Thomas J. Verage ................   Director                         None
Robert W. Crook .................   Senior Vice President            None
Michael J. Brady ................   Vice President                   None
William M. Breen ................   Vice President                   None
Michael G. Clark ................   Vice President                   None
James T. Fatseas ................   Vice President                   None
Debra W. Landsman-Yaros .........   Vice President                   None
Michelle T. Lau .................   Vice President                   None
Gerald M. Richard ...............   Vice President and Treasurer     Treasurer
Salvatore Venezia ...............   Vice President                   None
William Wasel ...................   Vice President                   None
Robert Harris ...................   Secretary                        None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



ITEM 31. MANAGEMENT SERVICES.


     Other than as set forth under the caption "Management of the Trust -- Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Trust -- Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.



ITEM 32. UNDERTAKINGS.

     (a) Not applicable.

     (b) Not applicable.


     (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on the 5th day of November, 1998.


                                        MERRILL LYNCH MULTI-STATE MUNICIPAL
                                                    SERIES TRUST
                                                    (Registrant)



                                        By:   /s/ GERALD M. RICHARD
                                          -------------------------------------
                                              (GERALD M. RICHARD, TREASURER)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.




                    SIGNATURE                                     TITLE                      DATE
                    ---------                                     -----                      ----
           ARTHUR ZEIKEL*                          President and Trustee (Principal
-----------------------------------                  Executive Officer)
          (ARTHUR ZEIKEL)

        GERALD M. RICHARD*                         Treasurer (Principal Financial and
-----------------------------------                  Accounting Officer)
       (GERALD M. RICHARD)

        JAMES H. BODURTHA*                         Trustee
-----------------------------------
       (JAMES H. BODURTHA)

        HERBERT I. LONDON*                         Trustee
-----------------------------------
       (HERBERT I. LONDON)

         ROBERT R. MARTIN*                         Trustee
-----------------------------------
        (ROBERT R. MARTIN)

        JOSEPH L. MAY*                             Trustee
-----------------------------------
        (JOSEPH L. MAY)

         ANDRE F. PEROLD*                          Trustee
-----------------------------------
        (ANDRE F. PEROLD)

 *By:  /s/ GERALD M. RICHARD                                         November 5, 1998
   --------------------------------
(GERALD M. RICHARD, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

   EXHIBIT
    NUMBER                                      DESCRIPTION
-------------                                   -----------
       11      -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
       17(a)   -- Financial Data Schedule for Class A shares.
         (b)   -- Financial Data Schedule for Class B shares.
         (c)   -- Financial Data Schedule for Class C shares.
         (d)   -- Financial Data Schedule for Class D shares.